CALIFORNIA RETAIL LEASE

                         Landlord: VON KARMAN PLAZA, LLC

                        Tenant: TOP GROUP HOLDINGS, INC.

                                   dba: SOYODO

                                Date: July   , 2005

                           SUMMARY OF LEASE PROVISIONS

      The following is a Summary of certain provisions of the Lease. In the event of any conflict between this Summary and a provision contained in the Lease, the Lease provision shall control.

Execution Date:         July 21st, 2005

Name & Location of
Shopping Center:        Von Karman Plaza Von Karman and Barranca Pkwy Irvine, CA

Name of Landlord:       Von Karman Plaza, LLC, a Delaware limited liability
                        company

Landlord's Address
for Payments            Von Karman Plaza, LLC PO Box
                        4900-Unit  78   Portland,   OR
                        97208-4900

Landlord's Address
for Notices:            Von  Karman  Plaza,  LLC 523  South
                        Shore Center West Alameda,CA 94501

Name & Leased Premises
Address for Tenant:     Top Group Holdings, Inc. dba: Soyodo 2244 Barranca Drive
                        #B Irvine, CA 92606

Specific Use of
Premises:               The Premises shall be used for the operation of a first
                        class retail store selling books, magazines, audio/video products, office supplies and consumer electronics and for no other purpose. See "Exhibit D Uses " attached hereto for prohibited/restricted uses.

Trade Name Under
Which Tenant Shall
Operate:                Soyodo

Tenant's Address for
Notices and Billing:    Top Group  Holdings,  Inc., a Delaware  corporation
                        2244 Barranca Drive #B Irvine, CA 92606

Lease Term:             36 full calendar months plus any partial first month

Plan Approval Date:     N/A

Landlord's Work
Allowance:              None

TI Allowance:           None.

Estimated Substantial
Completion Date:        Tenant accepts premises in "AS IS" condition

Length of Fixturing
Period:                 Approximately 4 days

Term Commencement Date: July 21, 2005

Term Expiration Date:   July 30, 2008

Approximate Square
Footage of Premises:    Approximately 2,375 square feet

Base Rent: Months       Monthly Rent

Partial Month
$4,988.00               $2.10 per sq. ft. - NNN 1 - 12
$4,988.00               $2.10 per sq. ft. - NNN 13-24
$5,187.00               $2.18 per sq. ft. - NNN 25-36
$5,395.00               $2.27 per sq. ft. - NNN

Tenant's Proportionate
Share:                  2,375 / 262,422 = .009% of the Shopping Center

Percentage Rent Rate:   Five percent (5%) of annual gross sales versus  minimum
                        annual rent as defined in the Lease.

Break Point:            As referenced above.

Business to Be
Conducted By Tenant:    The Premises shall be used for the operation of a first
                        class retail store selling books, magazines, audio/video products, office supplies and consumer electronics and for no other purpose. See "Exhibit D Uses " attached hereto for prohibited/restricted uses.

Minimum Hours of
Operation:              Monday -  Friday:  10:00  a.m.  - 5:00  p.m.
                        Saturday - Sunday  11:00 a.m. - 5:00 p.m.

Market Area:            Three (3) miles

Security Deposit:       $5,400.00

Guarantor(s):           N/A

Broker(s):              Barclay  Harty - CB  Richard  Ellis for  Landlord  Eve
                        Dang - Century 21 Beachside for Tenant

Exhibits and Schedules: A - Shopping Center Description
                        B - Premises Depiction
                        C - Work Letter
                        D - Uses
                        E - Signs
                        F - Rules
                        G - Option to Renew - N/A
                        H - Guaranty -N/A

                        I - Food Court Rules and Regulations 1.5 Confirmation Agreement

RETAIL LEASE

      Landlord operates the Shopping Center described in the Summary. The legal description of the Shopping Center is set forth in Exhibit A. A depiction of the Shopping Center as it currently exists and is configured is attached as Exhibit B for illustration purposes only but without creating any obligation or liability on the part of Landlord. Tenant desires to lease a portion of the Shopping Center as delineated on Exhibit B ("Premises") on the terms and conditions of this Lease.

      NOW, THEREFORE, the parties agree as follows.

1.    LEASE OF PREMISES: TERM.

      1.1 Lease of Premises. Landlord leases to Tenant and Tenant leases from Landlord the Premises. The Premises are agreed to contain the number of square feet set forth in the Summary. Landlord shall not have any liability to Tenant based upon the inaccuracy of such figure. Landlord shall have the right to confirm or to re-measure the Premises and to provide a revised calculation of square footage in the Confirmation Agreement (defined below).

      1.2 Lease Term. The Lease Term shall be the number of full calendar months shown in the Summary plus any first partial month, beginning with the Commencement Date and ending on the Expiration Date.

      1.3 Commencement Date. Landlord intends to Substantially Complete (as defined below) certain improvements to the Premises described herein as "Landlord's Work", and then to deliver the Premises to Tenant so that Tenant may prepare to open for business after installing its fixtures and other preparations during the Fixturing Period. The "Commencement Date" shall be the earlier of (a) the date Tenant opens for business at the Premises, or (b) the number of days after Substantial Completion of Landlord's Work allowed as the Fixturing Period. If there is no Landlord's Work, then the Premises will be delivered "as is" in their present condition, and the Fixturing Period shall commence upon mutual execution and delivery of this Lease.

      1.4 Delays in Substantial Completion. If Landlord fails to Substantially Complete Landlord's Work and deliver possession on or before the Estimated Substantial Completion Date, this Lease shall not be void or terminable by Tenant nor shall Tenant have any claim against Landlord; provided, if Landlord fails to substantially Complete Landlord's Work and deliver possession within 180 days following the Estimated Substantial Completion Date (excluding the periods of any Tenant Delay, as defined below), then either party shall have the right to terminate this Lease by giving written notice to the other within ten
(10) days after the end of such 180 day period. Tenant shall have no other rights or claims against Landlord due to late or failed delivery of the Premises.

      1.5 Confirmation Agreement. Following the Commencement Date, within ten
(10) days of request by Landlord, Tenant shall execute and deliver a Confirmation Agreement prepared by Landlord setting forth the exact Commencement Date and Expiration Date, any adjustment of square footage, any recalculations based on such adjustment, and such other matters related to the commencement of this Lease as may be requested. The format of the Confirmation Agreement is attached hereto as Schedule 1.5. Failure of Tenant to execute and return such document within ten (10) days shall conclusively be deemed agreement by Tenant to the contents of the proposed Confirmation Agreement.

2.    RENT.

      2.1 Base Rent. Beginning on the Commencement Date and on or before the first day of each month thereafter, Tenant shall pay to Landlord Base Rent in the amount(s) shown in the Summary. Upon execution, Tenant shall pay first month's Base Rent.

      2.2 Operating Expenses.

            2.2.1 Payment of Additional Rent. Beginning upon Substantial Completion of Landlord's Work, Tenant shall be liable for and shall pay its Proportionate Share of Operating Expenses, as defined in this Section 2.2.

            2.2.2 Operating Expenses. The term "Operating Expenses" means all expenses paid or incurred by or on behalf of Landlord for the ownership, management, operation,maintenance, repair, replacement and restoration of the Shopping Center. Operating Expenses include, but are not limited to, all expenses with respect to the following:

                  (a) All Taxes, as defined below;

                  (b) All premiums and other costs (including deductibles)
            related to insurance, including liability, property damage, rent loss, earthquake, flood, terrorism, and such other insurance as Landlord deems reasonable or prudent to obtain, or is required to obtain, with regard to the Shopping Center;

                  (c) Electricity, water, sewer and other services or utilities furnished to the Shopping Center, together with any taxes thereon, including utilities provided to the Common Areas and Shopping Center signs;

                  (d) Cleaning, sweeping, refuse collection, and security
            services;

                  (e) Repairs, replacements, alterations, services and general maintenance, including the costs of materials, parts, tools, equipment, and supplies;

                  (f) Improvements and other modifications to the Shopping
            Center that insurance bodies, governments, or laws may require;

                  (g) Management fees (to an independent manager or to Landlord or an affiliate) that do not exceed then-prevailing rates for shopping centers in the vicinity of the Shopping Center;

                  (h) Legal, accounting and other professional fees;

                  (i) Any parking charges and other costs imposed by any
            governmental authority in connection with the use or occupancy of the Shopping Center or its parking facilities;

                  (j) The cost of, or reasonable charges for, employees of
            Landlord, if any, engaged in the repair, operation, or maintenance of the Shopping Center;

                  (k) Maintenance, repair and replacement of mechanical and
            other systems, including heating, ventilating and air-conditioning systems, and including the costs of contracts for periodic inspections, maintenance and repair of such systems (excluding costs which Tenant is obligated to pay pursuant to Section 7 below);

                  (1) Payments under any declaration, operating agreement,
            restrictive covenant, reciprocal easement, or other instrument related to the Shopping Center;

                  (m) An administrative fee equal to 15% of all other Operating
            Expenses;

                  (n) All other expenses incurred with respect to the operation, management, repair, replacement and maintenance of the Shopping Center; and

                  (o) A reserve for certain expenses, designated by Landlord from time to time, which are incurred less frequently than annually, including but not be limited to the cost of the painting of the exterior of buildings; restriping, resealing, replacing and recoating paved areas of the Shopping Center; and recoating and replacing roofs of buildings. Landlord reserves the right to adjust the reserve contribution annually. The reserve does not bear interest and may be commingled. Upon termination of this Lease, Tenant shall not be entitled to the refund of any amounts paid into the reserve.

      The listing above shall not impose upon Landlord the obligation to perform any act or make available any service.

            2.2.3 Tenant's Proportionate Share.

                  (a) Tenant's Proportionate Share of Operating Expenses shall be a fraction, the numerator of which shall be the rentable square footage of the Premises and the denominator of which shall be the entire rentable square footage in the Shopping Center as the same may vary from time to time. Certain parts of the Shopping Center may now or hereafter be separately owned or may be leased pursuant to leases, ground leases or other arrangements under which the owners or lessees of such parcels may have direct responsibility for payment of some expenses or performing some tasks that would otherwise be included among Operating Expenses, or may be leased to lessees who do not share in some or all Operating Expenses; in calculating Tenant's Proportionate Share of such Operating Expenses, the denominator in the foregoing fraction shall not include the rentable area of such tenants or owners. Some Operating Expenses (such as refuse collection) may be incurred for services used by or furnished only to tenants then open for business at the Shopping Center; in calculating Tenant's Proportionate Share of such Operating Expenses, the denominator in the foregoing fraction shall exclude vacant rentable areas.

                  (b) Unless Landlord otherwise elects, Tenant shall pay each
            Operating Expense in accordance with Tenant's Proportionate Share of the Shopping Center or the Building, whichever Landlord designates, for each Operating Expense. Landlord shall have the right to make allocations ("Allocations") to Tenant of any one or more Operating Expenses on any different basis which Landlord deems reasonable (including based on actual or estimated usage or benefit). If Landlord deems it reasonable to do so, Landlord shall have the right to elect at any time and from time to time (i) to make Allocations of certain Operating Expense items to less than all lessees, and/or other than based upon the respective square footages of the lessees,
            (ii) to make different Allocations for different Operating Expenses (for example, to allocate Taxes among the lessees of individual tax lots or parcels within the Shopping Center), and/or (iii) to alter an Allocation or the method of determining an Allocation from time to time. In no event shall Landlord be liable to Tenant based upon any disputed Allocation nor shall Tenant have any right to terminate this Lease by reason of any such Allocation.

            2.2.4 Estimate and Payments. Tenant shall pay on the first day of each calendar month one-twelfth (l/12th) of Landlord's then current annual estimate of Tenant's Proportionate Share of Operating Expenses. Prior to the first required payment of Tenant's Proportionate Share and then prior to each calendar year, Landlord shall furnish Tenant with a written estimate of Tenant's Proportionate Share of Operating Expenses for the calendar year. If Landlord fails to deliver an estimate, (a) there is no waiver of the entitlement of Landlord to collect Tenant's Proportionate Share, and (b) Tenant shall continue to make monthly payments of Tenant's Proportionate Share of Operating Expenses equal to the payments, if any, for the prior calendar year until Tenant receives the estimate for the current calendar year at which time Tenant shall then pay any accrued deficiency. Landlord shall not pay interest on, and may commingle, all payments of the estimate of Tenant's Proportionate Share of Operating Expenses.

            2.2.5 Annual Reconciliation. Following the close of each calendar year, Landlord shall give to Tenant a written statement (the "Operating Statement") setting forth the actual amount of Tenant's Proportionate Share of Operating Expenses for such calendar year. If the actual amount of Tenant's Proportionate Share of Operating Expenses exceeds the sum Tenant paid, Tenant shall pay the difference to Landlord within thirty (30) days after the Operating Statement is given. If the actual amount of Tenant's Proportionate Share of Operating Expenses is less than the sum Tenant paid, then Landlord shall, at its option, either reimburse the overpayment to Tenant or apply the overpayment to Tenant's Proportionate Share of Operating Expenses for the then current year. The failure of Landlord to deliver the Operating Statement or to do so by any specific date shall not be a waiver of the right of Landlord to do so.

            2.2.6 Finality of Statements. Unless Tenant objects to any Operating Statement by written notice to Landlord within thirty (30) days after Landlord provides such Operating Statement to Tenant, such Operating Statement shall be considered final and binding on Tenant. Tenant acknowledges that Landlord's ability to budget and incur expenses depends on the finality of such Operating Statement, and accordingly agrees that time is of the essence of this Section. If Tenant objects to any matter contained in any Operating Statement as provided herein, Landlord may refer the matter to an independent certified public accountant or professional property management firm, whose certification as to the maximum amount chargeable for such matter shall be final and binding as between Landlord and Tenant. If the certification reflects an overcharge, Landlord shall elect either to refund the overcharge or credit the amount of the same to Operating Expenses next due hereunder. Tenant shall promptly pay the cost of such certification unless such certification determines that Tenant was overbilled by more than 5% of such matter or, if greater, the cost of the certification. Pending resolution of any objection, Tenant shall continue paying Tenant's Proportionate Share of Operating Expenses in the amounts determined by Landlord. Objecting to an annual Operating Statement and receiving a refund or credit as provided herein are the sole remedies of Tenant regarding Operating Expense issues and disputes. In no event whatsoever shall Landlord be liable for damages nor shall Tenant have a right to terminate this Lease by reason of Operating Expense calculations, charges or disputes.

      2.3 Percentage Rent.

            2.3.1 Percentage Rent. In addition to Base Rent, Tenant shall pay to Landlord an amount equal to the Percentage Rent Rate times the amount by which Tenant's Gross Sales (as defined below) during each calendar year of the Lease Term exceed the Break Point (the "Percentage Rent"). If the Break Point is an Agreed Break Point, it shall be prorated for any partial year on a straight line basis. If the Break Point is a Natural Break Point, then (a) it shall be prorated for partial years, and (b) it shall be calculated using known rental rates in cases of unspecified changes to Base Rent (such as CPI adjustments) with reconciliation pursuant to Section 2.3.3.

            2.3.2 Monthly Payment of Percentage Rent. Within fifteen (15) days after the end of each calendar month during the Lease Term, and whether or not Percentage Rent is then due, Tenant shall furnish to Landlord a statement in writing, certified by Tenant to be correct, showing the total Gross Sales made during the preceding calendar month. Commencing with the first statement for each calendar year showing that total Gross Sales have exceeded the Break Point, such statement shall be delivered with payment to Landlord for Percentage Rent for such calendar month which is the positive number, calculated as follows: (a) multiply the Percentage Rent Rate times (b) Gross Sales for such month, other than those in the first such month necessary to achieve the Break Point.

            2.3.3 Annual Reconciliation. Within thirty (30) days after the end of each calendar year of the Lease Term and of the end of this Lease, Tenant shall furnish to Landlord a statement in writing, certified by Tenant to be correct, showing the total Gross Sales by months made during the preceding calendar year, together with any payment necessary to cause the total Percentage Rent paid for each such calendar year (or the final partial year) to be the amount defined in Section 2.3.1 above. If such annual statement shows that Percentage Rent was overpaid for such calendar year, then Landlord shall elect that the overpayment be credited against Percentage Rent next due hereunder or be refunded.

            2.3.4 Definition of Gross Sales. "Gross Sales" include the entire gross receipts of every kind and nature from sales, services, repairs, rentals, alterations and all other business and activities conducted in, upon, or from the Premises, whether on credit or for cash, in every department operating on the Premises, whether operated by Tenant or by a subtenant, licensee, or concessionaire, except the amount of sales tax receipts which must be collected by Tenant and paid to any government. All sales originating at or from the Premises (including but not limited to orders placed in person or by any electronic means and all catalog orders) shall be considered as made and completed at the Premises, even though bookkeeping and payment may be at another place and even though actual filling of the sale or order and actual delivery may be made from a place other than the Premises. Payments from third parties for shelf space, display space or advertising shall be included in Gross Sales.

            2.3.5 Tenant Records. Tenant shall keep full, complete and proper books, records and accounts of daily, monthly and annual Gross Sales, including those of subtenants, licensees and concessionaires. Such records shall include a mechanized or computerized contemporaneous record of all sales transactions. Tenant shall keep all such records pertaining to Gross Sales for three (3) years following the expiration or termination of this Lease. Landlord and its agents shall have the right at any time during regular business hours to examine, copy and inspect all such books and records of the Tenant, including any tax reports, for the purpose of investigating and verifying the accuracy of any statement of Gross Sales. Landlord may audit or cause an audit of Gross Sales. Landlord shall designate the time and location of any audit or inspection by written notice. If any statement of Gross Sales previously made to Landlord is found by Landlord to be understated, Tenant shall pay such sums as may be necessary to correct the inaccuracy, together with interest at the rate of 12% per annum from the date each such sum was originally due hereunder. If an understatement of Gross Sales or Percentage Rent in any monthly or annual statement is greater than one percent (1%), or if the audit reveals that Tenant has not maintained books and records as required hereunder, then Tenant shall immediately pay to Landlord the cost of any audit which determined such understatement or failure; otherwise, Landlord shall pay the cost of any such audit. If there is any willful understatement of Gross Sales or Percentage Rent, or an understatement of Gross Sales or Percentage Rent by more than 2%, for any month or year, then such understatement shall be a Default. The results of any audit conducted by an independent auditor designated by Landlord shall be binding on the parties. The acceptance by Landlord of any monthly or annual statement of Gross Sales and/or any payment of Percentage Rent is not a waiver of the rights of Landlord in this
Section 2.3.5.

            2.3.6 Presumed Gross Sales. At any time that Tenant fails to open for business or to continue to be open for business as required hereunder, and for purposes of computing damages following termination of this Lease or of Tenant's right of possession by reason of Default, then Gross Sales from the business located at the Premises shall be presumed for each month to equal the monthly average of Gross Sales made or deemed made hereunder with respect to the thirty-six (36) months prior to such event (or such shorter period as may have occurred since the Commencement Date), and Percentage Rent shall be payable monthly based upon the excess of such Gross Sales over monthly Base Rent; provided, if Tenant has not opened for business, Percentage Rent from presumed Gross Sales from business at the Premises shall be an amount equal to one-half (1/2) of the Base Rent scheduled hereunder.

      2.4 Prorated Rental Payments. Rents for any partial month during the Lease Term shall be prorated based on a thirty (30) day month. If Tenant pays the first month's rent in advance and the Commencement Date is other than the first day of the month, the Base Rent for the next month for which Base Rent is due shall be similarly prorated.

      2.5 Manner and Place of Rental Payments. "Rents" consist of Base Rent and "Additional Rent". Additional Rent consists of all amounts payable by Tenant to Landlord other than Base Rent (including, for example, Percentage Rent and Tenant's Proportionate Share of Operating Expenses). All Rents shall be paid at the address specified for payment in the Summary. Tenant shall pay all Rents promptly when due without notice, demand, or invoice and without abatement, deduction or offset. If Landlord provides Tenant with invoices or notices regarding Rents, that act or practice shall not create an obligation of Landlord to do so as a condition to payment. Rents shall be deemed paid when good and sufficient funds to pay the same are actually received by Landlord. It is the obligation of Tenant to ensure that all payments are timely received by Landlord regardless of delays in mail service, excusable neglect, or other event. The obligation of Tenant to pay Rents (including reconciliation amounts) shall survive the expiration or termination of this Lease. All sums to be paid by Tenant to Landlord hereunder shall be deemed rental. Landlord shall have the right, in its discretion, to apply payments to any outstanding amount regardless of any designation by Tenant.

      2.6 Late Charges. Tenant acknowledges that late payment of Rents or of other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges, administrative and collection costs, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any Rent is not received by Landlord when first due, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of such overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant and is fair compensation to Landlord for its loss suffered due to Tenant's late payment or nonpayment. Additionally, all Rent due but unpaid shall bear interest at the rate of 12% per annum from the date due until the date paid. Demand for or acceptance of such late charges or interest by Landlord shall not constitute a waiver of Default nor prevent Landlord from exercising any rights and remedies. In addition, if any Rent is not paid when due, Landlord may require that all future payments be made by cashier's check or electronic funds.

      2.7 Automatic Payments. Landlord shall have the right to require that all payments of Base Rent, the monthly estimated payments of Tenant's Proportionate Share of Operating Expenses, and any other Rent be paid by automatic debit electronic payment. If Landlord so requires, then Tenant shall execute such documents, provide such information, and follow such procedures as are requested by Landlord from time to time to facilitate such payments. If, by reason of insufficient funds or other reason, any such payment is not fully made and received, such event shall be deemed a failure of Tenant to make the required payment. Payment shall be deemed made by Tenant on the date funds are actually received by Landlord; provided if Tenant is then in Default, Landlord shall have the right to return all or a part of any payment received within ten (10) business days of receipt, in which event the returned amount shall be deemed to have not been paid by Tenant or received by Landlord. Receipt of any funds pursuant to this Section shall not constitute a waiver by Landlord of any Default by Tenant whether or not such Default is known to Landlord.

3.    CONSTRUCTION.

      3.1 Substantial Completion of Landlord's Work. The terms "Substantial Completion of Landlord's Work" and "Substantially Complete Landlord's Work" and similar terms are synonymous and mean the date that Landlord has substantially completed Landlord's Work described on Exhibit C to industry standard except for minor items (known as punch list items); Landlord shall correct or complete such punch list items following Substantial Completion.

Landlord's Work shall be deemed Substantially Complete on the date of actual Substantial Completion or, if earlier, on the date Substantial Completion would have occurred absent Tenant Delay. "Tenant Delay" means delay in Substantial Completion of Landlord's Work caused by (a) Tenant failing to timely perform any obligation under this Lease, (b) Tenant failing to promptly provide any drawings, specifications, authorizations, approvals, or information requested by Landlord, (c) early entry under Section 3.3 below, (d) delays attributable to Tenant as described in the Work Letter, or (e) Tenant otherwise causing delay in Substantial Completion of Landlord's Work.

      3.2 General. Except for any initial improvements which Landlord has expressly agreed to provide pursuant to the Work Letter attached as Exhibit C, Tenant is leasing the Premises "AS IS" in the existing condition on the date of this Lease. The taking of possession by Tenant of the Premises shall be conclusive evidence that the Premises and the Shopping Center were in good and satisfactory condition at the time such possession was taken, subject only to outstanding items to be completed pursuant to Landlord's punch list created at Substantial Completion. Landlord has made no representations or warranties to Tenant regarding the Premises or the Shopping Center.

      3.3 Early Entry and Tenant's Work. Any entry to the Premises by Tenant prior to Substantial Completion of Landlord's Work, shall be only by prior written permission of Landlord. Any such entry, and entry after Substantial Completion of Landlord's Work but prior to the Commencement Date, shall be upon all terms, covenants, conditions and provisions of this Lease, except payment of Base Rent which is governed by other provisions of this Lease. Upon Substantial Completion of Landlord's Work, Tenant shall immediately be deemed to have taken and to be in possession of the Premises and Tenant shall promptly commence work on any tenant improvements for which Tenant is responsible and install Tenant's fixtures and equipment in compliance with the provisions of the Work Letter. Tenant shall diligently continue such work until completed and shall open for business as soon as is reasonably practicable but in any event not later than the day following expiration of the Fixturing Period.

4.    USE.

      4.1   General.

      4.1.1 Operation. Tenant shall occupy and use the Premises continuously during the Lease Term solely for the Specific Use stated in the Summary. Tenant shall operate only under the Trade Name stated in the Summary. Tenant shall, at Tenant's expense, comply with all laws and requirements of public authorities relating to Tenant's use and occupancy of the Premises. Tenant acknowledges that certain menu items shown on the Exhibit 1 attached to Exhibit I hereto may be a violation of existing Food Court tenant exclusive uses. Tenant shall immediately cease preparation and sale of such food items and remove them from Tenant's menu upon written notice from Landlord to do so. Landlord shall have no liability related to the cancellation of menu selections. Tenant will display its merchandise and maintain its store so that at all times it is first class in quality and character. Tenant shall be open for business during the Minimum Hours of Operation shown in the Summary.

      4.1.2 Licenses. If any governmental license or permit is required for the proper and lawful conduct of Tenant's business in the Premises, Tenant, at its expense, shall procure, maintain and comply with the terms and conditions of each such license and permit. 8-dba: Soyodo0605

      4.2 Negative Covenants as to Use. Tenant shall not at any time use or occupy the Premises, or suffer or permit anyone to use or occupy the Premises, or permit anything to be done in the Premises, in any manner which: (a) violates the Certificate of Occupancy for the Premises; (b) causes or is liable to cause injury to the Premises, or the Shopping Center or any equipment, facilities or systems therein; (c) constitutes a violation of law or requirements of any government or the requirements of insurance bodies; (d) impairs or may impair the character, reputation or appearance of the Shopping Center or the proper and economic maintenance, operation or repair of the Shopping Center; (e) emits substantial noise, vibration, fumes or electronic interference; (f) annoys or inconveniences or tends to annoy or inconvenience other tenants or occupants of the Shopping Center; (g) violates or many violate any covenant, condition, restriction, agreement, encumbrance or other matter of record to which the Shopping Center is or may be subject; or (h) violates the provisions of this Lease including the provisions of Exhibit D.

      4.3 Non-Competition Restriction. Tenant shall not directly or indirectly, in whole or in part, establish, franchise or license (even in name only), operate, own or manage any other retail business which sells any of the same goods or offers any of the same products or services as are sold or offered at the Premises, or which should be offered or sold at the Premises to comply with this Lease, within the Market Area described in the Summary (if the Market Area is defined by a distance, such distance shall be measured "as the crow flies" and not be street travel path distance). This prohibition shall be deemed violated by a business, regardless of name, within the Market Area being established, franchised or licensed (even if in name only), operated, owned, or managed, directly by or indirectly, in whole or in part, (i) by the Tenant named herein or any assignee or sublessee hereunder (the "Named Tenant")/ and/or (ii) in the event a Named Tenant is an entity (such as a corporation, partnership or limited liability company), by any parent, subsidiary, sister or affiliated entity or by any person or entity who owns an interest in the Named Tenant. In the event this provision is violated, then without waiver of the default nor of any other right or remedy, Gross Sales from any business location violating this Section shall be added to Gross Sales from the Premises.

5.    SECURITY DEPOSIT.

      Upon execution of this Lease, Tenant will deposit with Landlord the Security Deposit listed in the Summary as security for full and faithful performance of every provision under this Lease. Each time Base Rent increases, Tenant shall increase the Security Deposit to maintain the same ratio of Security Deposit to Base Rent. Landlord will not be required to keep the Security Deposit separate from its general funds and has no obligation for payment of interest (except when required by law). Tenant hereby grants to Landlord a security interest in the Security Deposit. In no event will Tenant have the right to apply any part of the Security Deposit to any amounts payable under this Lease nor is the Security Deposit a measure or limitation of damages in event of a Default by Tenant. If Tenant fails to pay any Rent due herein, or otherwise is in Default, Landlord may, without waiver of the Default or of any other right or remedy, use, apply or retain all or any portion of the Security Deposit for the payment of any amount due Landlord or to compensate Landlord for any loss or damage caused by the Default of Tenant. Within five (5) days after written notification by Landlord, Tenant will pay to Landlord the sum sufficient to restore the Security Deposit to the full amount required under this Lease. Following the expiration or termination of the Lease Term and after Tenant has vacated the Premises, Landlord will return to Tenant that portion of the Security Deposit not used or applied by Landlord. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code and all other provisions of law, now or hereafter in effect, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums specified in this Section 5 above and/or those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the acts or omissions of Tenant or any officer, employee, agent, contractor or invitee of Tenant.

6.    ALTERATIONS.

      6.1 Applicability. "Tenant Alterations" means all construction activity undertaken by Tenant after initially commencing use of the Premises including but not limited to (a) any alterations or improvements to the Premises undertaken by Tenant, (b) any utility installations at the Premises undertaken by Tenant, and (c) any repair, restoration, replacement or maintenance work at the Premises undertaken by Tenant whether or not Tenant is required to undertake such work pursuant to this Lease. All Tenant Alterations shall be made only in accordance with this Section 6.

      6.2 Consent Required. Tenant shall not commence any Tenant Alteration without first obtaining the prior written consent of Landlord in each instance which consent may be withheld or conditioned in Landlord's sole discretion. Landlord shall have a minimum of fifteen (15) days to consider the request for consent. Tenant shall submit such information regarding the intended Tenant Alteration as Landlord may reasonably require (including but not limited to plans, specifications, copies of proposed contracts and evidence of readily available funds to pay the costs of the Tenant Alteration), and no request for consent shall be deemed complete until such information is delivered.

      6.3 Conditions. If Landlord consents to a Tenant Alteration, Landlord shall have the right to issue such consent subject to conditions. Such conditions may include, in addition to others, requirements (a) that Tenant deliver to Landlord one or more agreements from the general contractor and all other project participants identified by Landlord, in form acceptable to Landlord, providing, among other matters, that Landlord may rely upon the work, warranties, and indemnities of such project participants, and that each such participant will make no claim against Landlord nor file any lien related to the Tenant Alteration project; (b) that Tenant deliver course of construction insurance in form and amount required by Landlord, and that Tenant cause its contractor and other project participants (including subcontractors) to maintain and to provide evidence of liability insurance, workers' compensation insurance, and such other insurance as Landlord may require; and (c) that Tenant deliver such payment and performance bonds, in such forms and amounts, as required by Landlord.

      6.4 Requirements. In all events, the following provisions apply to all Tenant Alterations.

            (a) Work shall be performed only by a licensed general contractor and licensed subcontractors. All work shall be carried forward expeditiously and shall be completed within a reasonable time.

            (b) Tenant shall obtain all required permits and approvals and shall deliver a copy of each of the same to Landlord.

            (c) Tenant shall install all Tenant Alterations in strict compliance with all permits, any plans approved by Landlord, and all conditions to Landlord's approval.

            (d) Tenant shall pay all costs of Tenant Alterations as and when due.

            (e) Tenant shall not allow any lien to be filed. Tenant shall obtain advance lien waivers and third-party beneficiary agreements from all contractors, subcontractors, suppliers, and others providing equipment, labor, materials, or services, in the form required by Landlord.

            (f) Unless Landlord elects otherwise in its applicable prior written consent, Tenant shall remove each Tenant Alteration at the end of this Lease and restore the Premises to its prior condition, at Tenant's expense. Tenant shall be solely responsible to insure all Tenant Alterations and to restore the same following any casualty.

            (g) Tenant shall deliver to Landlord, within ten (10) days following installation of each Tenant Alteration, (i) accurate, reproducible as-built plans, (ii) proof of final inspection and approval by all governmental authorities, (iii) complete lien waivers for all costs of the Tenant Alteration, and (iv) a copy of a recorded notice of completion.

7.    REPAIRS AND MAINTENANCE.

      7.1 General. Tenant shall, at its sole expense, maintain the Premises and make all repairs and replacements needed to keep the Premises in first class condition. Tenant shall be responsible for all repairs, maintenance and replacement of the Premises and any part of the Premises, structural or non-structural, including any storefront, doors, window casements, windows, plumbing, all utility pipes and lines within or exclusively serving the Premises, electrical and mechanical fixtures or equipment. Tenant shall be responsible for all repairs, replacements and modifications necessary (including interior and exterior, structural and non- structural, modifications, in and to the Premises, the Building containing the Premises, the Shopping Center, and the facilities and systems of the Shopping Center) due to (a) the construction or existence of "Tenant's Work" (as defined in the Work Letter) or any Tenant Alterations; (b) the installation, use or operation of Tenant's property in the Premises; (c) the act, omission, misuse or neglect of Tenant or any of its employees, agents, invitees, subtenants or contractors or their employees, agents or invitees; or (d) Tenant's use or occupancy of the Premises. Tenant shall promptly report to Landlord any damage or injury occurring on or to the Premises or the Shopping Center. Tenant shall cause the Premises to comply with all present and future laws and legal requirements, foreseen and unforeseen, applicable to the Premises including those which require physical changes to the Premises. Landlord reserves the right to elect to perform any or all of these obligations of Tenant from time to time and to be reimbursed all costs of such performance within ten (10) days of request.

      7.2 HVAC. Landlord may elect to enter into contracts for the periodic inspection, maintenance and repair of the heating, ventilating and air-conditioning system that serves the Premises, in which event Landlord shall elect either to charge Tenant directly for the associated costs or to include the costs of such contracts (for the Premises and for some or all of the other portions of the Shopping Center) among Operating Expenses. Tenant shall pay any additional costs related to the maintenance, repair or replacement of such system and its component parts. As an alternative, Landlord may require Tenant to enter into an agreement with a company reasonably satisfactory to Landlord to conduct regular, periodic inspections and maintenance on such system.

      7.3 Landlord's Obligations. Landlord shall be responsible to repair and maintain only (a) the structural elements of the foundations, exterior walls (excluding windows, glass, doors and storefronts) and roof of the Building containing the Premises, and (b) the Common Areas. Landlord shall maintain and repair such elements and Common Areas in a manner similar to other comparable retail centers in the vicinity of the Shopping Center. If the need for such maintenance and repairs is caused in part or in whole by the act, neglect, fault or omission of Tenant, its agents, servants, employees, or invitees, Tenant shall pay to Landlord, upon demand, the costs incurred by Landlord for such maintenance and repairs. Landlord reserves the right to install, relocate, maintain, repair and operate utility lines and facilities above the ceiling of the Premises (or above the location of where a ceiling would be installed), behind the walls of the Premises, under the floor of the Premises, and on the interior of walls and columns. Landlord reserves the right to alter, remodel or replace the exterior of any buildings. There shall be no abatement of Rents and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from any maintenance or the making of any repairs, alterations or improvements to any portion of the Shopping Center, including the Premises. Landlord shall have no liability to Tenant, nor shall the covenants and obligations of Tenant under this Lease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption of or injury to Tenant's business arising from any repairs or changes to the Shopping Center which Landlord is required or permitted by this Lease to make or which may be required by law. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect (including the provisions of California Civil Code Sections 1941 and 1942 and any successive sections or statutes of a similar nature). The foregoing obligations of Landlord do not extend to any portion of the Shopping Center which any lessee is obligated, or has the right, to repair and maintain.

8.    TENANT'S PROPERTY.

      8.1 Tenant's Property. Tenant shall own all trade fixtures, machinery and equipment installed on the Premises and other articles of movable personal property located in the Premises ("Tenant's Property"). Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Shopping Center resulting from the installation or removal of the Tenant's Property. At or before the Expiration Date of this Lease, or any earlier termination of this Lease, Tenant, at its sole expense, shall remove from the Premises all of Tenant's Property and all other items and work to be removed pursuant to this Lease. Landlord may deem that any items of Tenant's Property which remain on the Premises after the Expiration Date of this Lease, or any earlier termination of this Lease, have been abandoned. With respect to any such Personal Property, Landlord may remove and store the same at the expense of Tenant, may dispose of the same at the expense of Tenant after ten (10) days written notice to Tenant, may exercise any landlord lien rights, or may otherwise deal with Tenant's Property in any manner not prohibited by law, at Tenant's expense.

      8.2 Security Interest. Tenant hereby grants to Landlord a continuing security interest in the following, whether now existing or hereafter acquired:
(a) Tenant's Property, (b) Tenant's interest under any lease of Tenant's Property, and (c) all proceeds of the foregoing (the "Collateral"). Landlord shall have all of the rights and remedies provided by law with respect to this security interest. Tenant hereby waives all rights to require Landlord to proceed against or to apply any Collateral, to apply any Collateral in any order, or to pursue any other remedy whatsoever which Landlord may possess. At Landlord's request, concurrent with the execution of this Lease or at any other time, Tenant shall execute and deliver Financing Statements covering the Collateral; further, Tenant authorizes Landlord to file any financing statements covering the Collateral, and Tenant acknowledges that Landlord may have the right to file Financing Statements without execution by Tenant.

      8.3 Installations. All Tenant's Work and Tenant Alterations shall become the property of Landlord upon the expiration or termination of this Lease, unless Landlord otherwise elects in writing before or within thirty (30) days after such expiration or termination. Landlord shall not have any obligation to insure or to restore any Tenant's Work or Tenant Alterations; Tenant shall have such obligation. Landlord shall have no liability for loss or damage to Tenant's Work or Tenant Alterations from any cause. If Landlord directs in writing, Tenant shall remove all Tenant's Work and Tenant Alterations prior to the expiration or termination of this Lease (or within ten (10) days of Landlord's notice to do so, if given later) and restore all damage, at the expense of Tenant.

9.    SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATES.

      9.1 Subordination; Non-Disturbance. This Lease, and all rights of Tenant hereunder, are subordinate to (a) any ground leases or master leases ("Master Leases") now or hereafter covering all or any part of the Shopping Center; (b) all mortgages, trust deeds and other financing and security instruments ("Mortgages") which may now or hereafter affect all or any part of the Shopping Center; (c) all renewals, modifications, replacements and extensions of such Master Leases and Mortgages; and (d) any deed in lieu of foreclosure given in connection with any such Mortgages. This Section 9.1 shall be self-operative, and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute, acknowledge and deliver within ten
(10) days of request made from time to time an instrument confirming this subordination in form requested by Landlord; if required by any existing Master Lease or Mortgage, Tenant shall execute a Subordination Agreement upon execution of this Lease. So long as Tenant is not in default, Landlord shall not allow the exercise of any remedies under the Master Leases or Mortgages to affect Tenant's rights or to disturb Tenant's occupancy under this Lease.

      9.2 Attornment. If the interest of Landlord under this Lease is transferred (whether through possession, assignment, conveyance, deed in lieu of foreclosure, foreclosure, delivery of a new lease or deed, or otherwise), then at the request of the party succeeding to Landlord's rights (herein called "Successor Landlord"), Tenant shall attorn to and recognize such Successor Landlord as Tenant's Landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Tenant agrees that any Successor Landlord shall not be
(i) liable for any act or omission of any prior Landlord or with respect to events occurring prior to its acquisition of ownership, (ii) subject to any offsets or defenses which Tenant might have against any prior Landlord, (iii) bound by prepayment of more than one month's rent, (iv) liable for any security deposit not actually received by the Successor Landlord, or (v) liable for any obligation or liability accruing under this Lease after the Successor Landlord transfers its interest under this Lease to a third party.

      9.3 Quiet Enjoyment. Subject to other provisions in this Lease and to the acts and omissions of government and so long as Tenant performs all of its obligations hereunder, Tenant shall have possession of the Premises without hindrance by Landlord or by any person lawfully claiming through Landlord.

      9.4 Estoppel Certificates. Tenant will execute and deliver to Landlord, within ten (10) days after written request from Landlord, a written Estoppel Certificate in form prepared by Landlord certifying (i) that this Lease is unmodified and in full force and effect (or, if modified, specifying each such modification); (ii) the Commencement Date and Expiration Date of the Lease Term;
(iii) the absence or status of any rights of Tenant to renew, extend, or otherwise alter the Lease Term or to lease additional space or alter the definition of the Premises; (iv) the date to which rent and any other charges are paid in advance, if any; (v) that there are not any uncured defaults on the part of Landlord, or stating the nature of any uncured defaults; (vi) the current Base Rent amount and the amount and form of the Security Deposit on deposit with Landlord; (vii) that Tenant has not assigned this Lease (absolutely or for security purposes) nor subleased all or part of the Premises (or detailing any assignment or sublease); (viii) that Landlord has completed any promised improvements to the Premises and paid any promised improvement allowance (or detailing any work to be performed or allowance to be paid); and
(ix) any other information requested, including but not limited to, any requested information regarding Hazardous Materials. Any such Estoppel Certificate may be relied upon by Landlord, and also by any actual or prospective buyer or lender and any other third party designated by Landlord (the "Beneficiaries"). If Tenant fails to execute and deliver such Estoppel Certificate within such ten (10) day period, then without waiver of Default or of any other right or remedy of Landlord, Landlord shall have the right to deliver to the Beneficiaries a completed Substitute Estoppel Certificate regarding this Lease certifying the matters which Tenant was requested to certify in the Estoppel Certificate. A notice enclosing a copy of the Substitute Estoppel Certificate shall be simultaneously sent to Tenant. Each statement in the Substitute Estoppel Certificate shall be deemed true and shall be binding upon Tenant unless Tenant provides, within five (5) days of receipt of Landlord's notice, a written notice to Landlord and the Beneficiaries disagreeing with such statement on specific grounds. Tenant shall defend and indemnify Landlord regarding any claim that a statement in the Substitute Estoppel Certificate to which Tenant did not so disagree is inaccurate.

10.   TRANSFERS BY TENANT.

      10.1 Restriction. Tenant shall not, voluntarily or by operation of law, assign, sell, convey, sublet or otherwise transfer all or any part of Tenant's right or interest in this Lease, or allow any other person or entity to occupy or use all or any part of the Premises (collectively called "Transfer") without first obtaining the written consent of Landlord which may be withheld or conditioned by Landlord in its sole discretion. Any Transfer without the prior written consent of Landlord shall be void and shall, at the election of Landlord, be a Default. Without limiting the generality of the definition of "Transfer", it is agreed that each of the following shall be deemed a "Transfer": (a) an entity or person other than Tenant becoming the tenant hereunder by assignment, merger, consolidation, dissolution, or reorganization;
(b) a transfer of any ownership interest in Tenant (unless Tenant is an entity whose stock is publicly traded) which {itself or in combination with all previous Transfers) changes ownership in Tenant by 25% or more or results in a change in the current control of Tenant; (c) a grant of a license, concession, or other right of occupancy of any portion of the Premises; or (d) the use of the Premises by any party other than Tenant. Should Tenant desire to accomplish a Transfer, Tenant shall notify Landlord in writing at lease thirty (30) days in advance stating: (i) Tenant's intent to Transfer; (ii) the name of the proposed transferee; (iii) the nature of the proposed transferee's business to be conducted on the Premises; (iv) the terms and provisions of the proposed Transfer (including a copy of all Transfer documentation and a detailed description of any related Tenant Alterations), and (v) any other information Landlord may reasonably request concerning the proposed Transfer, including but not limited to financial statements and sales projections. Such notice shall include the agreement of Tenant to pay the sums described in this Section 10 and shall include a fee of $500 as consideration to Landlord to evaluate the request for consent.

      10.2 Deliveries. No Transfer will be effective until Landlord has received a fully executed agreement regarding the Transfer, in a form and of substance acceptable to Landlord, any documents and information required by such agreement (including any estoppel certificate and any subordination agreement required by any lender of Landlord), an amount equal to all attorneys fees and other expenses of Landlord incurred in connection with the Transfer, and a Transfer fee in an amount determined by Landlord (a minimum fee of $500 is payable). Tenant agrees to pay to Landlord an amount equal to all attorneys' fees and other expenses incurred by Landlord related to a request for consent to Transfer regardless of whether such consent is granted and regardless of whether the Transfer is consummated.

      10.3 Acceptance. The receipt of any payment by Landlord from a party other than Tenant will not constitute consent to a Transfer. Landlord reserves the right to collect any Rents due under this Lease directly from the transferee, and such direct collection will not constitute recognition of the transferee as the tenant hereunder nor release Tenant or any guarantor of Tenant from any of its obligations under this Lease.

      10.4 Profit. Any consideration paid to Tenant for assignment of this Lease, less any reasonable brokerage commission paid by Tenant with respect to such assignment, shall be immediately paid to Landlord. In the event of a sublease of all or a portion of the Premises, all rents payable by the subtenant in excess of rents payable hereunder (allocated on a per square foot basis in the event of a partial sublease) shall be immediately due and payable to Landlord; provided, excess rental shall be calculated taking into account straight-line amortization, without interest, of any reasonable brokerage commission paid by Tenant in connection with the subject sublease transaction.

      10.5 Value. In the event of a Transfer in connection with the sale of Tenant's business or any interest therein, Tenant shall pay to Landlord a sum equal to 25 percent of the purchase price (reasonably allocated to this location, if Tenant operates more than one location) being paid to Tenant by the proposed transferee in excess of the portion of the purchase price reasonably attributed to the sale of tangible assets owned by Tenant consisting of inventory, depreciated book value of business equipment, trade fixtures, and other tangible property

      10.6 Effect of Sublease. Any sublease hereunder shall be subordinate and subject to the provisions of this Lease. If this Lease shall be terminated during the term of any sublease, Landlord shall have the right to (a) treat such sublease as cancelled and repossess the Premises by any lawful means, or (b) require that such subtenant attorn to and recognize Landlord as its landlord at the rental rate payable under the sublease but otherwise on the terms set forth in this Lease, such attornment to be on the basis described in Section 9.2 above with Landlord being the "Successor Landlord" and subtenant being the "Tenant".

      10.7 Base Rent. If Landlord consents to a Transfer, the monthly Base Rent shall be increased on the effective date of the Transfer to an amount equal to the average total monthly Base Rent and Percentage Rent payable by Tenant during the thirty-six (36) months prior thereto (or such shorter period as may have occurred since the Commencement Date), provided in no event shall the Base Rent ever be reduced, and Percentage Rent shall continue to be payable.

      10.8 Options. Upon any assignment or sublease, any rights, options or opportunities granted to Tenant hereunder to extend or renew the Lease Term, to shorten the Lease Term, or to lease additional space shall be null and void.

      10.9 Recapture. Landlord may, within thirty (30) days after submission of Tenant's written request for Landlord's consent to a Transfer, terminate this Lease (or, as to a partial subletting, terminate this Lease as to the portion of the Premises proposed to be sublet) as of the date the proposed Transfer was to be effective. If Landlord terminates this Lease as to only a portion of the Premises, then (a) this Lease shall cease as to such portion of the Premises,
(b) Tenant shall pay to Landlord all Base Rent and other amounts accrued through the termination date relating to the portion of the Premises covered by the proposed Transfer (allocated on an equitable basis determined by Landlord), and
(c) Tenant shall execute, upon request of Landlord, an amendment hereto setting forth matters related to such partial termination. Landlord may physically separate the recaptured portion of the Premises. Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant. Any previously accrued or arisen liabilities of Tenant shall survive any termination pursuant to this Section 10.9.

      10.10 No Release. Regardless of whether consent by Landlord is granted in connection with any Transfer, no Transfer shall release Tenant from any obligation or liability hereunder; Tenant shall remain primarily liable to pay all rent and other sums due hereunder to Landlord and to perform all other obligations hereunder. Similarly, no Transfer, with or without the consent of Landlord, shall release any guarantor from its obligations under its guaranty.

      10.11 Encumbrance. In no event shall Tenant mortgage, encumber, pledge or assign for security purposes all or any part of its interest in this Lease.

11.   TAXES AND UTILITIES.

      11.1 Taxes and Assessments. "Taxes" means and includes all present and future ad valorem real estate taxes, local improvement district assessments, and any other governmental 16-dba: Soyodo 0605 taxes, assessments or charges assessed or levied upon or allocable to the Shopping Center (by any federal, state or local governmental entity), including but not limited to charges based upon the value or size of land, buildings and other improvements, based upon parking spaces, or based upon gross rents or gross revenue. If the Premises are treated as a separate tax lot or parcel, or if the taxing authority separately assesses or allocates Taxes to the Premises, then Tenant shall, at the election of Landlord, (a) pay to Landlord all such separate or allocated Taxes within ten
(10) days of notice, or (b) pay all such separate or allocated Taxes when first due and payable directly to the taxing authority. Tenant shall also pay when first due and payable all Taxes against Tenant's Property. Tenant shall promptly provide to Landlord evidence of payment of all required Taxes.

      11.2 Utilities. Tenant shall arrange for and pay all charges for gas, electricity, water, storm sewer, sanitary sewer, garbage, and all other public utilities or charges which shall be used in or charged against the Premises. Tenant shall not permit any of such charges to become a lien against the Premises. If the Premises are served by common utilities, Landlord may charge Tenant the cost of the same or include such cost in Operating Expenses. Landlord will not be liable or deemed in Landlord Default, nor will there be any abatement of Rent or right to terminate this Lease, for any interruption or reduction of utilities, utility services or telecommunication services. Without limiting the foregoing, Landlord shall have no liability (a) in the event any telecommunications or other company providing utilities or services to the Premises (whether selected by Landlord or Tenant) fails to provide such utilities or services or provides the same defectively, and/or (b) in the event of utility interruption in the nature of blackouts, brownouts, or rolling interruptions. Tenant agrees to comply with any energy conservation programs required by law or implemented by Landlord. Tenant acknowledges that utility and service costs and availability may fluctuate significantly, including due to power shortages or other events and factors, and Tenant accepts the risks of such fluctuations. Landlord reserves the right, in its sole discretion, to designate, at any time, the utility and service providers for Tenant's use within the Shopping Center; no such designation shall impose liability upon Landlord. Tenant hereby waives the provisions of California Civil Code Section 1932(1) or any other applicable existing or future law, ordinance or governmental regulation permitting the termination of this Lease due to an interruption, failure or inability to provide any services.

      11.3 Telecommunications and Roof Access. Tenant does not have roof access nor the right to install any equipment on the roof. Tenant acknowledges it has satisfied itself as to the adequacy of Landlord's existing telecommunication equipment, if any, and the quantity of telephone lines and service connections to the Premises available for Tenant's use. In the event Tenant wishes additional telecommunications lines or equipment to be installed after execution of this Lease, no such additional lines or equipment shall be installed without first securing the prior written consent of Landlord. Any telecommunications installation shall be subject to the provisions of Section 6 and also any conditions which Landlord may impose. Prior to the expiration or termination of this Lease, Tenant, at its sole cost and expense, will remove all telecommunications equipment installed by Tenant, both above and below the ceiling, including but not limited to all wiring and all computer and other cabling.

12.   INSURANCE; LIABILITY; INDEMNITY.

      12.1 Tenant Insurance. Tenant agrees to maintain in full force and effect at all times following execution of this Lease at its sole cost and expense, for the protection of Tenant and Landlord, policies of insurance described in this Section. Landlord reserves the right, from time to time, to require additional coverages (including, for example, earth movement, flood insurance if the Premises is located in a flood hazard zone, or terrorism insurance), and/or to require higher amounts of coverages. No insurance policy of Tenant shall have a deductible greater than $5,000 and any deductible shall be deemed self-insured on the basis of the required insurance with waiver of subrogation.

      (a) Workers' Compensation         Statutory Requirements
          Employer's Liability          Not less than $1,000,000.00

      (b) Commercial General Liability  Not less than $2,000,000.00 combined single limit per
                                        occurrence; not less than
                                        $5,000,000.00 aggregate
                                        this location

Commercial General Liability policies shall insure on an occurrence and not a claims-made basis and shall cover the Premises and the Shopping Center. Such policies shall cover liability arising from premises, operations, independent contractors, products-completed operations, personal injury, advertising injury and liability assumed under an insured contract (specifically insuring performance of the indemnity obligations of Tenant hereunder). Such policies shall not be excess, nor exclude pollution or employment-related practices.

      (c) Automobile Liability          Not less than $1,000,000.00
                                        combined single limit
                                        including property damage

      (d) "Causes of Loss ~ Special Form" coverage including an agreed amount endorsement and endorsements for earthquake and flood coverage (if required by Landlord), sprinkler leak coverage, and such endorsements and supplemental coverages as Landlord may require from time to time. This insurance coverage must be upon the Premises and all property owned by Tenant, for which Tenant is legally liable, which Tenant is obligated to repair and restore hereunder, and /or which was installed at the expense of or at the request of Tenant, including but not limited to, any Tenant's Work and any Tenant Alterations, furniture, fixtures, equipment, installations and any other personal property of Tenant, in an amount not less than their full replacement value. Landlord shall be named as a Loss Payee. All proceeds of this insurance shall only be used for the repair and replacement of property so insured; Tenant hereby assigns to Landlord all its rights to receive any proceeds of such insurance policies attributable to any Tenant's Work and Tenant Alterations if this Lease is terminated due to damage or destruction. Such insurance shall include a minimum of six (6) months of income loss insurance.

      (e) Garage Liability Insurance: In the event Tenant uses any part of the Premises or Shopping Center to store or to perform work on vehicles, Tenant shall maintain garage liability insurance in such form and amount as Landlord may require from time to time.

      (f) Liquor Liability Insurance: If Tenant sells alcohol at the Premises, (which Tenant is prohibited from doing unless specifically allowed in the Summary), Tenant shall maintain "dram shop" or liquor liability insurance in the same amount(s) required hereunder for Commercial General Liability.

      12.2 Required Provisions. The limits of the insurance coverage required under this Lease will not limit the liability of Tenant nor relieve Tenant of any obligation hereunder. All insurance to be carried by Tenant will be primary to, and non-contributory with, Landlord's insurance, and contain cross-liability endorsements. Any similar insurance carried by Landlord will be considered excess insurance only. Tenant will name Landlord (and, at Landlord's request, any mortgagee and any master lessor) and Landlord's property managers, subsidiaries, and affiliates, and all officers, partners, owners, trustees, directors, agents, and employees of the same, as additional insureds on all insurance policies required of Tenant under this Lease, other than Worker's Compensation, Employer's Liability, Automobile Liability, and Causes of Loss coverage (Landlord shall be named as a Loss Payee on the Causes of Loss coverage) insuring Landlord and such other additional insureds regardless of any defenses the insurer may have against Tenant and regardless of whether the subject claim is also made against Tenant. Landlord shall have the right to specify the form and/or contents of the additional insured endorsement. All insurance policies carried by Tenant will permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party without invalidating the coverage under the insurance policy, and will release Landlord (and Landlord's affiliates and subsidiaries, and all officers, partners, directors, agents and employees of Landlord and/or of any such subsidiary or affiliate), from any claims for damage to any person, any property of Tenant, and the business of Tenant caused by or resulting from risks which are to be insured against by Tenant under this Lease, regardless of cause.

      12.3 Insurers and Evidence of Coverage. Tenant will deliver to Landlord (and, at Landlord's request, to any mortgagee or to any other third party), simultaneously with its execution of this Lease and thereafter at least thirty
(30) days prior to expiration, cancellation or change in insurance, certificates of insurance evidencing, at a minimum, the coverage specified in this Section
12. All such certificates shall be in form and substance satisfactory to Landlord, shall affirmatively demonstrate all coverages and requirements set forth in this Lease, shall contain no disclaimers of coverage, and shall include a firm and unconditional obligation to give to Landlord at least 10 days' prior written notice prior to cancellation or change in any coverage. Landlord reserves the right to require delivery of a complete certified copy of any insurance policy, in lieu of or in addition to any certificate required by this Lease. All insurance required hereunder will be with companies licensed and authorized to do business in the state in which the Shopping Center is located and holding a "General Policyholders Rating" of "A X" or better, as set forth in the most current Best's Insurance Guide.

      12.4 Landlord Insurance. Landlord may secure and maintain insurance coverage in such limits as Landlord deems reasonable in its sole judgment to afford Landlord adequate protection. The premiums for such coverage are Operating Expenses. Landlord makes no representation that the insurance policies and coverage amounts specified to be carried by Tenant or Landlord under the terms of this Lease are adequate to protect Tenant. Tenant will provide, at its own expense, all insurance which Tenant deems adequate to protect its interests. As to any insurance proceeds received by Landlord, such proceeds shall for all purposes be deemed Landlord's sole property, free from any claims of Tenant, available for Landlord's exclusive use as it may alone determine in the exercise of its sole discretion. Tenant will not do or permit anything to be done within or about the Premises which will increase the cost of any insurance on the Shopping Center or cause the cancellation of any such insurance. Tenant will, at its sole cost and expense, comply with any requirements of any insurer of Landlord,

      12.5 Subrogation. Without limiting the effect of any other waiver of or limitation on the liability of Landlord set forth herein, neither Landlord nor Tenant shall be liable to the other party or to any insurance company (by way of subrogation or otherwise) for any loss of or damage to tangible property, regardless of negligence, to the extent of insurance proceeds collected by or for the account of the party who owns such property by reason of such loss or damage, or, if greater, to the extent of insurance proceeds which would have been collected if such party had maintained insurance required by this Lease. For purposes of this Section, "Landlord" shall include Landlord and Landlord's affiliates, subsidiaries, and property managers, and all officers, partners, owners, trustees, directors, agents and employees of the same.

      12.6 Waiver and Indemnification. Tenant waives all claims against Landlord for any damage to any property in or about the Premises, for any loss of business or income, and for injury to or death of any persons in or about the Premises, regardless of the cause of any such loss or event (including negligence, whether passive or active). Tenant will indemnify, protect, defend and hold harmless Landlord from and against all claims, losses, damages, causes of action, and liabilities, including all related costs and legal fees, regardless of cause (including negligence, whether passive or active), (a) arising in the Premises, (b) arising from Tenant's occupancy of the Premises or the conduct of Tenant's business, (c) arising from any Default by Tenant, and/or
(d) arising from any act, omission or neglect of Tenant, its agents, contractors, employees, suppliers, licensees or invitees. In the event any action or proceeding is brought against Landlord by reason of the foregoing, Tenant, upon notice by Landlord, will defend Landlord at Tenant's sole cost and expense and by counsel reasonably satisfactory to Landlord. For purposes of this
Section 12.6, "Landlord" shall include Landlord and Landlord's affiliates, subsidiaries, and property managers, and all officers, partners, owners, trustees, directors, agents and employees of the same.

      12.7 Additional Waiver. To the extent not prohibited by law, Tenant hereby waives any statute (including, but not limited to, industrial insurance statutes) or legal rule that is contrary to, or would limit the provisions of, this Section 12.

13.   DAMAGE OR DESTRUCTION. Damage to Premises.

      13.1 Restoration. If the Premises are damaged or destroyed by fire or other casualty, Tenant will immediately give written notice to Landlord of the casualty and Landlord will repair the damage as set forth in Section 13.3 unless Landlord has the right to terminate this Lease as provided in Section 13.2 and Landlord elects to so terminate.

      13.2 Election. Landlord will have the right, but not the obligation, to terminate this Lease following a casualty if any of the following occur: (i) insurance proceeds actually paid to Landlord and available for use are not sufficient to pay one hundred percent (100%) of the cost to fully repair the damage; (ii) Landlord determines that the Premises cannot, with reasonable diligence, within six (6) months after Landlord obtains knowledge of the casualty, be fully repaired by Landlord or cannot be safely repaired because of the presence of hazardous factors and conditions, including but not limited to, Hazardous Materials, earthquakes, utility outages and any other similar dangers;
(iii) the Premises are damaged or destroyed within the last twelve (12) months of the Lease Term; (iv) the Building within which the Premises is located is damaged or destroyed and Landlord (as determined in its sole discretion) cannot reasonably complete repair of the Building within six (6) months of Landlord obtaining knowledge of the casualty; (v) Tenant is in Default of this Lease at the time of the casualty; (vi) Landlord would be required to abate or reduce any Rent for a period in excess of six (6) months; or (vii) the Shopping Center, or the Building in which the Premises is located, is damaged such that the cost of repair of the same would exceed 10% of the replacement cost of the same. If Landlord elects to terminate this Lease pursuant to this Section 13.2, Landlord will give Tenant written notice of this election and this Lease will terminate upon the effective date of such notice. If Landlord elects to terminate this Lease, Landlord will be entitled to retain all applicable Tenant insurance proceeds excepting those attributable to Tenant's furniture, equipment, and any other personal property.

      13.3 Scope of Restoration. If Landlord does not have the right to elect, or fails to elect, to terminate this Lease, this Lease will remain in full force and effect, and Landlord will begin the process of obtaining all necessary permits and approvals, and upon receipt thereof, diligently pursue the repair through completion. The repair obligation of Landlord shall be limited to repair of the Premises, including Landlord's Work (if any); unless Landlord elects otherwise in writing, the obligations of Landlord exclude repair or restoration of any Tenant's Work, Tenant Alterations, and personal property and trade fixtures of Tenant all of which shall be restored by Tenant.

      13.4 Abatement. Except as provided in Section 13.6 below, Base Rent will be temporarily abated or reduced in proportion to the degree to which Tenant's use of the Premises is impaired, as determined by Landlord, beginning the date of the casualty and ending on the date all repairs to the Premises to be accomplished by Landlord are substantially completed. However, the total amount of such abatement or reduction shall not exceed the total amount of insurance proceeds, directly attributable to the Premises, which Landlord has received from any rental loss insurance coverage it may carry. Except for the abatement herein described, Tenant will not be entitled to any compensation or damages for the loss of or interference with the use of or access to all or any part of the Premises or the Shopping Center from damage, destruction or repair.

      13.5 Conduct of Business. Tenant shall recommence business operations as soon as possible after Landlord completes restoration, and shall continue such operations if damage has not caused the entire Premises to be unusable. Tenant shall apply any insurance proceeds it receives to replace any of Tenant's property that is damaged or destroyed.

      13.6 No Release. If Tenant causes damage to the Premises or any other part of the Shopping Center, then (a) except as provided in Section 12.5 above, Tenant shall pay for the loss so caused whether or not this Lease is terminated, and (b) Rent hereunder shall not be abated by reason of such damage or any repair or restoration of the same.

      13.7 Sole Rights. The rights of Tenant arising for a casualty are limited to those set forth in this Section and Tenant waives any other rights now or hereafter available under applicable law, including, without limitation, the provisions of Sections 1932 and 1933 of the California Civil Code.

14.   CONDEMNATION,

      14.1 Total Taking of Premises. This Section 14.1 applies in the case of a total or substantial taking through condemnation that is permanent. A permanent taking or condemnation shall be considered to be total or substantial if it includes all of the Premises or so much of the Premises that a reasonable amount of reconstruction would not make the Premises reasonably suited for the uses and purposes for which the Premises were used just before the taking. If a taking described in this Section 14.1 occurs, either party may terminate this Lease by giving notice to the other party before the condemning authority acquires title to or possession of all or a portion of the Premises. Termination shall be effective as of the date title or possession passes to the condemning authority. All Rents and other charges payable by Tenant shall be prorated as of the date of termination.

      14.2 Partial Taking. This Section 14.2 shall apply to any taking or condemnation of the Premises that is permanent and is not subject to Section
14.1. In the event of such a taking, this Lease shall terminate as to the portion of the Premises taken on the earlier of the passage o(pound) title or possession to the condemning authority, but shall continue as to the balance of the Premises. Thereafter, Landlord shall restore the remainder of the Premises to a condition as comparable as reasonably practicable to that existing at the time of condemnation, and Base Rent (but not Percentage Rent) shall be reduced by the same ratio as the square footage of the area of the Premises taken bears to the total pre-taking square footage of the Premises. All other terms and conditions of the Lease shall remain in effect. Tenant shall recommence business operations as soon as possible after Landlord substantially completes its restoration obligations at the Premises, and shall continue such operations if the taking has not caused the entire Premises to be unusable.

      14.3 Temporary Takings. If all or any portion of the Premises is taken on other than a permanent basis, this Lease shall continue in effect except that
(a) possession shall be limited to conform to the rights of the condemning authority, and (b) Base Rent and Tenant's Share of Operating Expenses shall be reduced during the pendency of the temporary taking by the amount paid on account of the same by the condemning authority.

      14.4 Other Takings. Landlord reserves the right to terminate this Lease in the event of any taking or condemnation of a part of the Shopping Center, whether or not a portion of the Premises is taken.

      14.5 Sale in Lieu of Condemnation. For purposes of this Lease, taking or condemnation includes a sale to a purchaser with the power of eminent domain in the face of a threat or the probability of the exercise of the power.

      14.6 Proceedings; Notice. Either party shall promptly give the other party written notice that it has received any written notice of intended taking or any service of legal process relating to condemnation of the Premises. Landlord shall have the sole right to participate in and to direct condemnation proceedings. The entire condemnation award shall be paid to and belong to Landlord, regardless of the basis of its calculation. Tenant shall have the right to receive any separate payment made specifically for damage to personal property of Tenant which is taken and for expenses incurred in relocating so long as such separate payment does not reduce the award otherwise payable to Landlord.

      14.7 Sole Rights. The rights of Tenant arising for a condemnation are limited to those set forth in this Section and Tenant waives any other rights now or hereafter available under applicable law, including, without limitation,
Section 1265.130 of the California Code of Civil Procedure.

15.   COMMON AREAS.

      The "Common Areas" of the Shopping Center are all areas of the Shopping Center made available by Landlord from time to time for the non-exclusive use of lessees, including but not limited to driving and parking areas and any interior common passageways. Tenant shall have the non-exclusive right to use the Common Areas for their respective intended purposes in a reasonable manner, subject to the rights of other lessees and in compliance with such rules as Landlord may adopt from time to time. This right is held in common with Landlord, with present and future owners and lessees of the Shopping Center, and with the agents, employees, customers, licensees and invitees of Landlord and such owners and lessees. Tenant acknowledges that certain lessees may enjoy or be granted special or exclusive rights to portions of the Common Areas. The condemnation of any or all of the Common Areas shall not constitute a default by Landlord nor allow Tenant to terminate this Lease or reduce Rents. Landlord reserves the right to change the Common Areas, to add to or subtract from the Common Areas, to close Common Areas from time to time, to remove and/or exclude from the Common Areas individuals other than bona fide customers of tenants who are visiting the Shopping Center to purchase merchandise from tenants, to add property or improvements to the Shopping Center including to the Common Areas (including buildings, kiosks, carts or other improvements), to sell or remove property or improvements from the Shopping Center, and to modify or redevelop all or any part of the Shopping Center, including exterior building surfaces. No such action shall constitute a default by Landlord nor allow Tenant to terminate this Lease or reduce Rents. The Shopping Center, as so modified from time to time, is the "Shopping Center" hereunder.

16.   SIGNS; DISPLAYS.

      Tenant may install signage at the Premises provided (a) the signage complies with all applicable governmental laws and with Exhibit E, and (b) Tenant complies with the provisions of this Lease (including Section 6 above). At the expiration or termination of this Lease, Tenant shall remove all of its signage and restore all affected surfaces, at the sole expense of Tenant. Tenant has sole responsibility for obtaining any required governmental permits. Tenant shall not have the right to use any Shopping Center pylon sign. Tenant may not display or sell merchandise nor store any property outside the defined exterior walls of the Premises. Tenant shall not install any exterior lighting, amplifiers or similar devices in or about the Premises nor allow any advertising medium that may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeakers, and music broadcasts. Landlord may post moderately sized "for lease" or "for rent" signs at the Premises.

17.   ACCESS TO PREMISES.

      Landlord shall have access to the Premises upon twenty-four (24) hours prior oral or written notice to Tenant to inspect the same, to post notices of non-responsibility, to make repairs or perform other work, to carry out its obligations hereunder, or for any other purpose related to the ownership or operation of the Shopping Center. No such notice shall be required in the event of an emergency. Tenant waives any claim against Landlord arising from any entry permitted by this Section or the conduct of any such activities by Landlord.

18.   EVENTS OF DEFAULT.

      18.1 Performance. Performance by Tenant of each of its obligations under this Lease is a condition as well as a covenant. Tenant's right to possession of the Premises is conditioned upon such performance.

      18.2 Default. Tenant will be in Default if any of the following events occurs:

            (a) Tenant fails to pay to Landlord any Rent as and when first due.

            (b) Tenant fails to observe, perform or comply with any provision of Sections 4, 9, 10,12 or 23 of this Lease.

            (c) Tenant fails to observe, perform or comply with any other provision of this Lease.

            (d) Tenant becomes insolvent, makes any assignment for the benefit of creditors, becomes a "debtor" in a bankruptcy proceeding, has substantially all of its assets located at the Premises or its interest in this Lease transferred to a receiver or trustee or otherwise seized or foreclosed, or indicates in Landlord's reasonable opinion an inability to pay its debts or obligations as they come due.

            (e) Any of the events listed in item (d) above occur regarding any guarantor of the obligations of Tenant hereunder, or any such guarantor fails to perform any obligation under its guaranty, or any such guarantor attempts to revoke its guaranty.

19.   REMEDIES UPON DEFAULT.

      19.1 Remedies. Upon a Default, with or without notice or demand, and without limiting any of the other rights or remedies of Landlord, Landlord may exercise any one or more of the following remedies.

            (a) Terminate this Lease and/or terminate Tenant's right to possession of the Premises. Upon any such termination, Tenant will immediately surrender possession of the Premises to Landlord. Landlord shall have the right to self-help repossession of the Premises by entry and/or changing of locks. Tenant hereby grants Landlord the full and free right to enter the Premises with or without process of law. Tenant releases Landlord of any liability for any damage resulting from, and waives any right to claim damage for any such entry, repossession and/or changing of locks. On termination of this Lease or Tenant's right of possession, Landlord will be entitled to recover from Tenant: (i) the worth at the time of the award of the unpaid Rent which had been earned at the time of the termination; plus (ii) the worth at the time of the award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been avoided; plus (iii) the worth at the time of the award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss for such period that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to (A) all costs and expenses attributable to recovering possession of the Premises, (B) reletting expenses (including the costs and expenses of any necessary repairs, renovations and alterations to the Premises), (C) actual legal fees and associated costs and expenses, (D) the unamortized portion of all brokerage commissions paid in connection with this Lease and all costs of Landlord's Work (amortized without interest on a straight line basis over the initial Lease
Term), and (E) reimbursement of any abated, free or deferred rent and any allowance or other Lease execution inducement; plus (v) at Landlord's election, any other amounts in addition to or in lieu of the foregoing, as may be permitted from time to time by applicable law. The "worth at the time of award" referred to in item (i), (ii) and (iv) will additionally include interest computed by allowing interest at the rate of 12% per annum (or, if lower, at the maximum rate allowed by law). The "worth at the time of award" referred to in item (iii) will be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco in effect at the time of award, plus one percent (1%).

            (b) Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due. Acts of maintenance or preservation, efforts to relet the Premises, removal or storage of Tenant's personal property or the appointment of a receiver to protect Landlord's interest under this Lease, will not constitute a termination of Tenant's right to possession. Landlord may sue periodically for damages as they accrue without barring subsequent actions for damages.

            (c) Pursue any other remedy now or hereafter available to Landlord under the laws of the state in which the Premises are located, including equitable remedies.

      19.2 No Release. The expiration or termination of this Lease, and/or the termination of Tenant's right to possession, will not relieve Tenant from any liability. Any efforts by Landlord to mitigate damages will not waive the right to recover damages or any other right.

      19.3 Additional Remedies. No right or remedy conferred upon or reserved to Landlord in this Lease is intended to be exclusive of any other right or remedy of Landlord hereunder or under applicable law.

      19.4 Mitigation. Tenant shall have the burden of proving that Landlord has failed to comply with any obligation to mitigate damages. If, at the time of trial, Landlord has relet the Premises, Tenant shall have the burden of proving that the rent under such lease was less than fair rental value and that other terms affecting Landlord's recoverable damages were not reasonable under the circumstances at the time of reletting. Landlord may relet the Premises for a term longer or shorter than the remaining Lease Term and may grant any reasonable leasing concessions without being deemed to have failed to mitigate damages. Landlord shall not be required to relet any or all of the Premises prior to leasing other vacant space at the Shopping Center, nor shall Landlord be required to accept a tenant (a) without financial capacity acceptable to Landlord, or (b) who intends to make a use other than the Specific Use. Listing the Premises for lease with a broker or offering the Premises for lease through Landlord's normal offering process shall be deemed reasonable efforts to relet the Premises.

      19.5 Shopping Center. This is a lease of real property in a shopping center within the meaning of the Bankruptcy Code.

20.   DEFAULT BY LANDLORD.

      20.1 Notice. In the event Landlord fails to perform any obligation required to be performed under this Lease, Tenant will notify Landlord in writing of such failure at Landlord's Address for Notices as specified in the Summary. A copy of such notice must be sent simultaneously to any mortgagee and any master lessor of Landlord whose address has been provided to Tenant, otherwise such notice shall be of no force or effect; Tenant shall accept cure and performance from any such mortgagee or master lessor. Landlord shall not be deemed in default hereunder unless and until such notice is actually received by Landlord and all such mortgagees and master lessors, and each of such parties then fails within thirty (30) days of receipt of such notice to commence to make a good faith effort to cure the failure or thereafter ceases to pursue such cure to completion.

      20.2 Liability. The obligations of Landlord under this Lease shall be binding only on the undersigned Landlord and not upon any of its property managers, subsidiaries or affiliates, nor upon any partners, owners, trustees, directors, officers, employees, or agents of the same in their individual capacities. With respect to any obligations of Landlord to Tenant under this Lease, Tenant's sole and exclusive remedy shall be a claim against the undersigned Landlord. Tenant agrees that, in the event of any actual or alleged Landlord Default of this Lease or in the event of any other claim or cause of action by Tenant, the recourse of Tenant against Landlord for any damages (over and above damages actually paid by available insurance, if any) will be limited to, and any judgment against Landlord shall be satisfied only out of, the Shopping Center; no other assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of any judgment in favor of Tenant against Landlord. Any claims by Tenant against Landlord will be limited to actual damages only and will not, under any circumstances, include lost profits, consequential damages, or punitive damages. In no event shall Tenant have the right to terminate this Lease nor to offset payments due hereunder by reason of a Landlord Default.

      20.3 Force Majeure. Landlord will not be deemed in Landlord Default or have liability to Tenant because of Landlord's failure to perform any of its obligations under this Lease if the failure is due in whole or part to reasons beyond Landlord's reasonable control. Such reasons include but are not limited to strike or other labor trouble, utility failure or defect, the inability to obtain or delay in obtaining, any governmental permit or approval (including building permits and certificates of occupancy), war, riot, mandatory or prohibitive injunction, civil insurrection, terrorism, accidents, acts of God, any governmental preemption in connection with a national emergency, or any other cause, whether similar or dissimilar, which is beyond the reasonable control of Landlord. If this Lease specifies a time period for performance of an obligation by Landlord, such time period will be extended by the period of any delay in Landlord's performance caused by such a cause beyond Landlord's reasonable control.

21.   MERCHANTS ASSOCIATION.

      Landlord may establish a Merchant's Association or a marketing and promotion fund for the Shopping Center. Tenant shall become a member of and shall remain in good standing in any Merchants' Association (as soon as it has been formed), and shall contribute to any marketing and promotion fund. Tenant shall abide by all regulations of such Merchant's Association. Landlord, at its option, may collect any dues on behalf of the Merchants' Association. Funds collected under this Section do not bear interest, may be commingled, and are non-refundable.

22.   ARBITRATION.

      In the event any dispute arises under a provision of this Lease which specifically requires resolution by arbitration under this Section 22, or in the event Landlord elects that any other dispute be arbitrated under this Section 22 then the parties agree that in lieu of judicial proceedings, the matter shall be submitted to arbitration in accordance with the rules of the American Arbitration Association, in a venue designated by Landlord near to the location of the Premises. This agreement to arbitrate shall not, however, prohibit Landlord from exercising its statutory and/or common law rights to proceed against Tenant for injunctive relief or for possession of the Premises, including but not limited to any action in the nature of unlawful detainer, ejectment, or any other similar summary proceeding.

23.   HAZARDOUS MATERIALS.

      23.1 Defined. For purposes of this Lease, "Hazardous Materials" will mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials, now or in the future, is either: (i) potentially injurious to health or the environment; (ii) regulated or monitored by any governmental authority; (iii) defined as a hazardous material, hazardous substance, or pollutant (or similar term) in any federal, state or local law or regulation; or
(iv) a basis for potential liability of Landlord to any governmental authority or third party.

      23.2 Prohibitions. Tenant will not cause or permit any Hazardous Materials to be brought upon, kept, stored, discharged, released or used in, under or about any portion of the Shopping Center by Tenant, its agents, employees, contractors, licensees or invitees, without the prior written consent of Landlord, which consent may be withheld or conditioned in Landlord's sole discretion; provided, Tenant may bring into the Premises small amounts of Hazardous Materials (such as cleaning products and copy toner) which are readily available to Tenant by unregulated retail purchase if the same are necessary in Tenant's normal business operations. As to any Hazardous Materials brought to the Premises or Shopping Center by Tenant, with or without the prior written consent of Landlord (without waiver of the requirement of prior written consent), Tenant shall: (1) use such Hazardous Material only as is reasonably necessary to Tenant's business, in small, properly labeled quantities; (2) handle, use, keep, store, and dispose of such Hazardous Material using the highest accepted industry standards and in compliance with all applicable governmental requirements; (3) maintain at all times with Landlord a copy of the most current MSDS sheet for each such Hazardous Material; and (4) comply with such other rules and requirements Landlord may from time to time impose. Upon expiration or earlier termination of this Lease, Tenant will at Tenant's sole cost and expense, cause all Hazardous Materials brought to the Premises or Shopping Center by Tenant, its agents, contractors, employees, suppliers, licensees or invitees, to be removed from the Shopping Center in compliance with any and all applicable laws.

      23.3 Remediation. If Tenant or any of its agents, contractors, employees, licensees or invitees, violates the provisions of this Section 23, spills or releases any Hazardous Materials, or contaminates or expands the scope of contamination of the Premises or the Shopping Center, the underlying groundwater, or any property in the vicinity of the Shopping Center, then Tenant will promptly, at Tenant's expense, take all investigatory and/or remedial action (collectively called "Remediation") that is necessary to fully clean up, remove and dispose of all such Hazardous Materials and any contamination so caused and shall do so in compliance with any applicable laws and regulations. Tenant will provide Landlord with prior written notice of Tenant's intended Remediation, including Tenant's method, time and procedure of Remediation, and Landlord will have the right to require reasonable changes in such method, time or procedure before Tenant commences any such work.

      23.4 Information. Tenant shall immediately provide to Landlord written notice of any governmental or other third party investigation or claim arising out of the use by Tenant of Hazardous Materials at the Shopping Center or the violation of any provision of this Section. Tenant shall keep Landlord fully advised regarding any such investigation or claim, and shall provide to Landlord copies of all documentation with respect to the same. Tenant shall also provide to Landlord all reports regarding the use of Hazardous Materials by Tenant at the Shopping Center and any incidents regarding the same. All information required by this provision shall be delivered regardless of whether the same is considered by Tenant to be confidential or proprietary. Landlord retains the right to join and participate, as a party, in any legal actions affecting the Shopping Center or any portion thereof involving Hazardous Materials.

      23.5 Indemnification. Tenant will indemnify, defend and hold Landlord (as defined in Section 12.6), and all mortgagees and master lessors of the Shopping Center, harmless from any and all damages, losses, liabilities, judgments, penalties, claims, obligations, attorneys and consultants' fees and other costs and expenses arising out of any failure of Tenant, its agents, contractors, employees, licensees or invitees to observe any covenants of this Section 23. All provisions of this Section shall survive the expiration of this Lease and any termination of this Lease or of Tenant's right of possession.

24.   MISCELLANEOUS.

      24.1 Notices. Any notice, demand, request, or other communication (collectively referred to in this Section 24.1 as a "notice") required or permitted to be given or made by either party to the other pursuant to this Lease shall be in writing and shall be delivered to the other party by delivery service (including by overnight delivery service such as Federal Express) or sent postage prepaid by registered or certified U.S. mail (but if an address is a post office box, then by regular U.S. mail), addressed to the party at its Address(es) for Notice set forth in the Summary or such other address as may be designated by such party by written notice hereunder. Notices shall be deemed given and shall be effective on the date of delivery or, if mailed, two (2) business days following the date of mailing.

      24.2 Attorney Fees. If arbitration or litigation is commenced relating to this Lease, the prevailing party shall be entitled to recover from the losing party, in addition to all other sums and relief, its reasonable attorney fees and costs incurred at and in preparation for discovery (including depositions), arbitration, trial, appeal and review. Such sums shall be determined by the court or arbitrator. This provision shall apply also to litigation and other proceedings in bankruptcy court, including litigation or proceedings involving issues unique to bankruptcy law.

      24.3 Time. Time is of the essence of this Lease.

      24.4 Governing Law. This Lease shall be governed by the law of the state in which the Shopping Center is located. Tenant consents to venue in the state and federal courts in the judicial district in which the Shopping Center is located. To the fullest extent allowed by law, Tenant waives the right to trial by jury in any litigation arising out of this Lease.

      24.5 Severability. If any provision contained herein is determined to be invalid, illegal or unenforceable in any respect, then (a) such provision shall be enforced to the fullest extent allowed, and (b) such invalidity, illegality, or unenforceability will not affect any other provision of this Lease.

      24.6 Entire Agreement; Representations. All understandings and agreements between the parties are merged in this Lease which alone fully and completely expresses the agreement of the parties. Tenant is not relying upon any statement or representation which is not set forth in this Lease. This Lease supersedes all previous negotiations, lease drafts, letters, statements, brochures, estimates, and understandings by or between the parties. No broker has made, nor has authority to make, any representation or covenant on behalf of Landlord. Landlord does not represent that any specific tenant or number of tenants will or will not occupy any space nor operate or refrain from operating any particular business in the Shopping Center, or that all or any portion of the Shopping Center will be improved or re-developed. This Lease may be amended only by a written instrument setting forth the amendment that is executed and delivered by both parties.

      24.7 Landlord Performance. If Tenant fails to perform any duty or obligation of Tenant under this Lease, Landlord may at its option without waiver of Default or of any other right or remedy, perform any such duty or obligation on Tenant's behalf. The costs and expenses of any such performance by Landlord will be immediately due and payable by Tenant upon receipt from Landlord of the reimbursement amount required.

      24.8 Successors and Assigns. Except as otherwise expressly provided in this Lease, and without diminishing the provisions of Section 10 above, the provisions of this Lease bind and benefit the parties hereto and their respective successors and assigns. If Tenant is an individual and dies or becomes incapacitated, Landlord reserves the right to terminate this Lease upon thirty (30) days written notice. If any guarantor is an individual and dies, or is an entity and dissolves, Tenant covenants to provide to Landlord a replacement guarantor acceptable to Landlord within ten (10) days of written request.

      24.9 Waivers. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. No custom or practice which may develop between the parties during the Lease Term shall waive or diminish Landlord's right to enforce strict performance by Tenant of any terms of the Lease. No waiver by Landlord of a failure or a Default by Tenant of any term, covenant or condition of this Lease will be deemed a waiver of any other term, covenant or condition of this Lease, or of any subsequent failure or Default by Tenant of the same or any other term, covenant or condition of this Lease. No delay or omission by Landlord to seek a remedy for any Tenant Default of this Lease shall be deemed a waiver by Landlord of such Default or of its remedies or rights with respect to such Default. Regardless of Landlord's knowledge of a Default at the time of such acceptance, the acceptance of rent or any other payment or performance will not constitute a waiver by Landlord of any Default by Tenant.

      24.10 Definitions; Rules of Construction.

            (a) The captions and headings used throughout this Lease are for convenience of reference only and shall not affect the interpretation of this Lease.

            (b) The use of the neuter singular pronoun (it or its) to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a corporation, or other entity, or a group of two or more individuals, corporations, or entities. The singular includes the plural and the plural includes the singular.

            (c) This Lease has been fully reviewed by both parties and shall not be strictly or adversely construed against the drafter.

            (d) The rights and obligations of the parties under this Lease shall survive the expiration of this Lease and the termination of this Lease and/or of Tenant's right of possession.

            (e) The duties and warranties of Landlord are limited to those expressly stated in this Lease and do not and shall not include any implied duties or implied warranties, now or in the future. No representations or warranties have been made by Landlord other than those contained in this Lease.

      24.11 Consents. The grant of any consent or approval required from Landlord under this Lease shall be proved only by proof of a written document signed and delivered by Landlord expressly setting forth such consent or approval. Unless otherwise specified herein, any such consent or approval may be withheld in Landlord's sole discretion. Any consent or approval may be issued subject to conditions determined by Landlord, in its sole discretion. As a condition to any consent or approval, and without limiting the right of Landlord to impose other conditions, Landlord may require that any other party or parties with a right of consent issue such consent on terms acceptable to Landlord. Notwithstanding any other provision of this Lease, the sole and exclusive remedy of Tenant for any alleged or actual improper withholding, delaying or conditioning of any consent or approval by Landlord shall be the right to specifically enforce any right of Tenant to require issuance of such consent or approval on conditions not prohibited by this Lease; in no event shall Tenant have the right to terminate this Lease, to collect monetary damages, or to pursue any other remedy for any actual or alleged improper withholding, delaying or conditioning of any consent or approval, regardless of whether this Lease requires that such consent or approval not be unreasonably withheld, conditioned or delayed. Landlord's consent to or approval of any act by Tenant shall not waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant.

      24.12 joint and Several Obligation. If Tenant is a general partnership, all general partners are jointly and severally liable hereunder. If Tenant consists of more than one individual or entity, the obligations imposed upon Tenant shall be joint and several.

      24.13 Relocation. Landlord shall have the right, at any time during the Lease Term, to relocate Tenant to comparable space within the Shopping Center. Space shall be deemed comparable if its size and lineal store frontage do not differ from those of the Premises by more than 20%. Landlord will give Tenant a written notice of its intention to relocate the Premises and Tenant will complete such relocation within the thirty (30) days after receipt of such written notice. Landlord shall pay all reasonable costs and expenses of relocating Tenant's personal property to the new Premises. The terms and conditions of this Lease will remain in full force and effect following such relocation except that Tenant shall execute and deliver an Amendment to this Lease prepared by Landlord to reflect the new location of the Premises, any actual adjustments in Base Rent or Tenant's Proportionate Share that may result from a square footage adjustment due to such relocation, and any other matters reasonably requested by Landlord.

      24.14 Sale by Landlord. If Landlord transfers this Lease (as part of a transfer of the Shopping Center or otherwise), then Landlord shall be relieved of all liability to Tenant arising or accruing after the date of such transfer, including, without limitation, the obligation of Landlord under Section 5 and California Civil Code Section 1950.7 to return the Security Deposit, provided said Security Deposit is transferred to said transferee. Tenant shall attorn to the transferee and shall look solely to the transferee for return of any Security Deposit.

      24.15 Demolition. Landlord shall have the right to terminate this Lease in the event Landlord elects to demolish 50 percent or more of either the total floor area in the Building or the total floor area in the Shopping Center. In such event, Landlord shall give Tenant a notice of termination at least 180 days prior to the effective date of such termination and shall pay Tenant, on the termination date, the cost (less depreciation) of leasehold improvements installed in the Premises at Tenant's expense. For the purposes of this Section 24.15, depreciation of Tenant's leasehold improvements shall be calculated on a straight-line basis over the initial Lease Term (exclusive of any extensions or renewals).

      24.16 Rules and Regulations. Tenant shall faithfully comply, and cause its agents, contractors, employees and invitees to comply, with the rules and regulations that Landlord may from time to time make or modify for the Shopping Center (the "Rules and Regulations"). Exhibit F sets forth the current Rules and Regulations. Landlord shall not be liable to Tenant for violation of the Rules and Regulations by any other tenant or its employees, agents, invitees or licensees. No waiver of the Rules and Regulations shall be implied. Landlord reserves the right to allow exceptions to the Rules and Regulations for other tenants without such action being a waiver nor entitling Tenant to a similar or subsequent waiver.

      24.17 Auctions. Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises or any part of the Shopping Center, whether the auction is voluntary, involuntary, pursuant to any judgment or assignment for the payment of creditors, or pursuant to any bankruptcy or other insolvency proceeding. Tenant shall not advertise or conduct any "going out of business" sale at the Premises.

      24.18 Hours of Business. Except as otherwise provided herein, Tenant shall continuously during the entire Lease Term conduct Tenant's business on the Premises. Tenant shall keep the Premises open for business and cause Tenant's business to be conducted thereon during the usual business hours of each business day as is customary for businesses of like character in the area in which the Shopping Center is located but at least during the Minimum Hours of Operation shown in the Summary. Tenant shall keep the Premises adequately stocked with merchandise and with sufficient sales personnel to conduct the business in accordance with sound business practices and to maximize the Gross Sales therefrom. If Tenant fails to comply with this Section 24.18, then without waiver of default and in addition to any other remedies, Percentage Rent shall be payable monthly in the amount described in Section 2.3.6 above.

      24.19 Shopping Center Name. Landlord may adopt any name of the Shopping Center and reserves the right to change the name of the Shopping Center from time to time.

      24.20 Surrender and Tenant Holdover. On the Expiration Date or other termination of this Lease or of Tenant's right of possession. Tenant shall quit and surrender the Premises broom clean and in good condition and repair with all of its removal and repair obligations fulfilled. If Tenant fails to vacate the Premises in accordance with this Lease on the Expiration Date or any earlier termination, Tenant shall be liable to Landlord for any and all damages caused by such failure to vacate the Premises, including damages related to any agreement by Landlord to lease or sell the Premises. During such holdover period. Tenant shall also pay Base Rent equal to 150% of the Base Rent due during the period immediately before the holdover, together with 100% of all Additional Rent specified herein. Landlord may terminate the holdover tenancy at any time upon written notice regardless of whether Landlord has accepted rent with respect to any portion of the holdover period; Tenant waives any other notice that law may require with respect to such holdover tenancy.

      24.21 Reporting. At any time during the Lease Term, within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as Landlord reasonably requests regarding Tenant or any assignee, subtenant, or guarantor of Tenant. Tenant represents and warrants to Landlord that each financial statement is true and accurate. Landlord shall maintain as confidential any financial statements of Tenant delivered by Tenant to Landlord which Tenant designates as confidential; provided, financial statements which are easily obtainable from public records need not be kept confidential; and provided further, Landlord shall have the right to disclose the contents of such financial statements (a) for any business purpose, including disclosure to third parties engaged by Landlord (including but not limited to attorneys, brokers, or accountants) and to actual or potential purchasers, lenders or investors of Landlord, (b) when ordered to do so by legal authority, (c) when Landlord determines that Landlord may have a legal obligation to do so, (d) in connection with enforcement of this Lease or any guaranty, and/or (e) in connection with any dispute with Tenant or any guarantor. In addition, Landlord shall have the right to make such financial statements and the other contents of its files available to law enforcement or other governmental agencies upon request.

      24.22 Security. Landlord has no duty to provide security for any portion of the Shopping Center, including, without limitation, the Premises or the Common Areas. Tenant has assumed sole responsibility and liability for the security of itself, its employees, customers and invitees and their respective property in, on or about the Shopping Center. To the extent Landlord elects to provide any security equipment or personnel, Landlord is not warranting the effectiveness of, and Tenant shall not rely on, any such personnel or equipment. Landlord shall not be responsible or liable in any manner for any failure to provide security equipment or personnel, nor for the failure of any such equipment or personnel to prevent injury or property damage in, on or around the Shopping Center. Landlord reserves the right to alter, discontinue, change or withdraw any security equipment or personnel at any time without notice and without liability.

      24.23 Brokers. Landlord shall pay a commission to the Broker(s) specified in the Summary pursuant to a separate arrangement. Tenant shall indemnify and defend Landlord against any claims for any brokerage commissions, and all related attorney fees and expenses, arising out of any claim for a commission or fee by any other broker on the basis of any agreements made or alleged to have been made by or on behalf of Tenant. 24.24 No Partnership. Nothing in this Lease shall be deemed or construed to create a partnership between Landlord and Tenant or to impose on Landlord any responsibility or liability for any debts or obligations of Tenant.

      24.24 No Partnership. Nothing in this Lease shall be deemed or construed to create a partnership between Landlord and Tenant or to impose on Landlord any responsibility or liability for any debts or obligations of Tenant.

      24.25 Light and Air. This Lease does not grant any right to access light and air.

      24.26 No Recording. Neither this Lease nor any memorandum of it shall be recorded.

      24.27 Third Parties. There are no third party beneficiaries of any covenant of Landlord contained in mis Lease. Tenant agrees to cause its employees, invitees, agents and contractors to comply with all provisions of this Lease.

      24.28 Confidentiality. Tenant shall keep the terms of this Lease confidential and shall not reveal such terms to any person or entity.

      24.29 Counterparts. This Lease may be executed in counterparts, each of which shall be deemed an original. The counterparts shall constitute one and the same instrument

      24.30 Incorporation of Exhibits. All Exhibits referred to herein are attached to this Lease and by this reference made part hereof.

      24.31 Submission. Submission of this Lease for examination and signature by Tenant is not an offer to lease and does not create a reservation or option to lease. This Lease will become effective and binding only upon full execution (including acknowledgment if so indicated below) and delivery by both Tenant and Landlord.

      24.32 Waiver of Rights of Redemption. Tenant waives any and all rights of redemption granted under any present and future laws in the event Landlord obtains possession of the Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise including, without limitation, those afforded to tenants claiming hardship under California Code of Civil Procedure Section 1179.


LANDLORD:
VON KARMAN PLAZA, LLC
a Delaware limited liability company


By: Harsch Investment Properties Management, LLC, its Manager

By:
     --------------------------------------------------------

Title:
      -------------------------------------------------------


TENANT:

TOP GROUP HOLDINGS, INC.
a Delaware corporation


By:
   ----------------------------------------------------------

Title:
      -------------------------------------------------------

                                    EXHIBIT A

                          SHOPPING CENTER DESCRIPTION


Real property in the City of Irvine, County or Orange, State of California, described as follows:

PARCEL 1 OF PARCEL MAP NO. 88-134, AS SHOWN ON A MAP FILED IN BOOK 237, PAGES 39 TO 43 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AND TO BOTTOM SUCH WHIPSTOCK OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTENANCE, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE Or THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AS RESERVED IN THE DEED RECORDED SEPTEMBER 25, 1969, IN BOOK 9089 PAGE 261 OF OFFICIAL RECORDS.

A.P. No. 435-021-39,435-021-23 AND 435-021-24


                                    EXHIBIT B

                               PREMISES DEPICTION


                                    EXHIBIT C

                                   WORK LETTER

Tenant accepts Premises in its AS-IS , WHERE-IS condition


                                    EXHIBIT D

                                      USES

      1. Sole Use. Tenant shall use the Premises only for the Specific Use set forth in the Summary. Nothing in this Exhibit implies any other allowed use by Tenant.

      2. Exclusive Uses. Landlord has granted or intends to grant to other lessees the exclusive right to certain uses ("Exclusive Uses")- Tenant shall not conduct any activities which would violate any of said actual or intended Exclusive Uses, including the sale (even on a small scale or incidental basis) of any goods or services covered by any such Exclusive Uses. As of the date of preparation of this Exhibit, Landlord has granted or intends to grant Exclusive Uses to other lessees for the following uses:

      (a) Fresh made deli sandwiches; hamburgers (subject to certain exclusions); Italian pizza; Mexican fast food; and Panda Express
            Lease: At no time during the Lease when Tenant is open and operating as a Panda Express shall Landlord enter into a new lease for space at the Shopping Center that allows the new tenant, occupant or user as its primary business to engage in the sale of prepared Asian food (other than Cajun food) or as its primary business to engage in the sale of food prepared in a wok; provided, however, (a) any existing or new tenant may sell Asian food so long as such sales are not more than 10% of the sales of any such other tenant, (b) all existing tenants and leases (as the same may be renewed, expanded or relocated) shall be exempt from the foregoing use restriction, (c) this restriction shall not preclude any lease made after the Commencement Date while Tenant is in Default beyond any applicable cure period or while Tenant is not open and operating as a Panda Express; and

      (b) Cellular telephone services, accessories and wireless products; beauty supplies; embroidery services, screen printing and customized apparel and accessories; retail appliances and kitchen cabinets and bath cabinets; liquor store; and the sale of any of the following: fabrics of all kinds, goods sold by the yard, upholstery materials, patterns, knitting supplies, needlepoint, macram6, artificial flowers and accessories, arts and crafts materials and supplies, finished crafts, framed artwork; picture frames, custom framing, scrapbooks and scrapbooking supplies and materials, yarns and all types of notions, sewing machines, sewing machine furniture, fabric care items, products, accessories and services related to all of the foregoing and other items and services customarily offered for sale by a fabric and arts and crafts store.

      (c) Credit Union; Dental Office; food store or a food department for the sale of off-premises consumption; wholesale warehouse or membership warehouses operation.

      (d) Exclusive Uses granted to Staples, Inc. (sale, leasing or distribution of equipment (including computers and telecommunications equipment), furniture or supplies for business or office (including home office) use or the provision of business or office services (including copying, printing, telecommunications, packing shipping and business equipment repair services) and Walgreens (pharmacy)

3. Reserved Uses. Whether or not Landlord has now granted or hereafter grants to a different lessee the right to make certain uses, certain uses are reserved to Landlord for its own operation and/or for the possible future grant of Exclusive Uses to other lessees ("Reserved Uses")- Tenant shall not conduct any activities which involve any of the Reserved Uses, including the sale (even on a small scale or incidental basis) of any goods or services covered by Reserved Uses.

4. Future Uses. Landlord shall have the right to give to Tenant written notice from time to time setting forth additional Exclusive Uses granted or intended to be granted to other lessees and/or setting forth additional Reserved Uses. Tenant shall not violate any of such additional Exclusive Uses or Reserved Uses; provided, no such written notice shall require Tenant to cease the sale of any goods or services already then being sold by Tenant at the time such notice is given if this Lease authorizes the sale of such goods or services.

5. Prohibited Uses. Without implying any right to make any use other than the Specified Use of Premises shown in the Summary, Tenant agrees that Tenant shall in no event make any of the following uses of the Premises (or uses of the like type), even on a temporary or incidental basis:

      Goodwill or Salvation Army
      Dollar, Discount or One Price
      Amusement or Carnival
      Theater (Cinema or Performance)
      Factory Outlet
      Warehousing
      Bowling Alley or Skating Rink
      Sale of any indecent or pornographic materials
      Catering
      Off-track Betting
      Bar or Night Club
      Billiard Parlor
      Funeral Parlor
      Massage Parlor
      Exercise School, Gym or Health Spa School, library or places of instruction Video or Game Arcade Any gambling or gaming machines or uses Office, Industrial, Storage or other non-retail use

                                    EXHIBIT E
                                     TENANT
                                SIGN REGULATIONS

      1. INTRODUCTION

      It is intended by these Tenant Sign Regulations that the Tenant's signs be developed in a manner that is of mutual benefit to all tenants and is consistent with the architectural design of the Shopping Center. Tenant shall pay all costs related to the purchase, construction, installation, maintenance, repair, and removal of its signs, including costs of clean-up and costs for repair of the sign band and other parts of the Premises, the building, and common areas.

      2. APPROVAL OF SIGNS

      (a) Landlord's prior written approval of Tenant's sign specifications is required for all signs before they are constructed, installed, attached, or modified. Tenant shall also obtain any necessary approvals required for its signs by any state, county, city or local governmental authority.

      (b) Tenant's sign contractor is to provide written certification that the sign and installation conform to all applicable codes and ordinances and that the sign has been inspected and approved by the controlling government. All signs must have UL labels, and Tenant or its sign contractor shall obtain all permits required by any state, county, city or local governmental authority.

      (c) Landlord shall designate those areas on which a sign may be installed.

      (d) Crests, shields or image symbols are permitted if consistent with the architectural design of the buildings in the Shopping Center and if installed as an integral part of any sign approved by Landlord, and by the state, county or local governmental authority.

      (e) Tenant shall comply with all provisions of the Lease, all legal requirements, and all conditions to the approvals granted by Landlord and governmental authorities.

      3. CRITERIA

            --------------------------------------------------------------------

      4. RESTRICTIONS

            (a)   There will be no flashing signs of any type.

            (b)   There will be no exposed lighting or electrical components;
                  and

            (c) The colors of Tenant's signs may not be the same as or similar to the color of the sign band, may not be inconsistent with the color scheme of the Shopping Center, and must be first approved by Landlord.

      5. CONFLICT

      When a conflict exists between these sign regulations and any city, state, county or local governmental authority's regulations, the more restrictive regulation shall prevail.

                                    EXHIBIT F
                                      RULES
                                AND REGULATIONS

      1. No awning, canopy or other projection of any kind over or around the windows or entrances of the Premises shall be installed by Tenant, and only such window coverings as are first approved in writing by Landlord shall be used on the Premises.

      2. The Premises shall not be used for lodging or sleeping, and unless ancillary to a restaurant or other food service use specifically authorized in Tenant's Lease, no cooking shall be done or permitted by Tenant on the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for Tenant and its employees shall be permitted.

      3. All janitorial work for the Premises shall be paid for by Tenant. Any persons employed by Tenant to do janitorial work shall be subject to these Rules and Regulations while in the Shopping Center and outside the Premises.

      4. Landlord will furnish Tenant with two (2) keys to the Premises, free of charge. No additional locking devices shall be installed without the prior written consent of Landlord. Landlord may impose reasonable charges for any additional lock or any bolt installed on any door of the Premises without the prior consent of Landlord. Tenant shall in each case furnish Landlord with a key for any such lock. Tenant, upon the termination of tenancy, shall deliver to Landlord all keys to doors in the Premises.

      5. Tenant shall not use or keep in the Premises or at the Shopping Center any kerosene, gasoline or flammable or combustible fluid or materials or use any method of heating or air conditioning other than that supplied by Landlord.

      6. In case of invasion, mob riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Shopping Center during the continuance of same by such action as Landlord may deem appropriate, including closing entrances to the Shopping Center.

      7. Tenant shall see that the doors of the Premises are closed and securely locked at such time as Tenant's employees leave the Premises.

      8. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed; no foreign substance of any kind whatsoever shall be deposited therein, and any damage resulting to same from Tenant's misuse shall be paid for by Tenant.

      9. Tenant shall not use any sidewalk or mall area adjacent to the Premises for the sale of goods or the conduct of any other business.

      10. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Shopping Center.

      11. Tenant shall store all its trash and garbage within the Premises until daily removal of same by Tenant to such location in the Shopping Center as may be designated from time to time by Landlord. No materials shall be placed in the Shopping Center trash boxes or receptacles if such materials are of such nature that they may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the metropolitan area of the Shopping Center without being in violation of any law or ordinance governing such disposal.

      12. All loading and unloading of merchandise, supplies, materials, garbage and refuse and delivery of same to the Premises shall be made only through such entryways and at such times as Landlord shall designate. Tenant shall not obstruct or permit the obstruction of any driving, parking or loading areas in the Shopping Center and at no time shall Tenant park vehicles in a loading area except for loading and unloading.

      13. Canvassing, soliciting, peddling or distribution of handbills or any other written material in the Shopping Center is prohibited and Tenant shall cooperate to prevent same.

      14. Tenant shall not permit the use or the operation of any coin operated machines on the Premises, including vending machines, video games, pinball machines, lottery machines, or pay telephones.

      15. Tenant shall keep the Premises free from pests. Landlord may direct the use of all pest extermination and scavenger contractors at such intervals as Landlord may require.

      16. Tenant shall immediately, upon request from Landlord (which request need not be in writing), reduce its lighting in the Premises for temporary periods designated by Landlord, when required in Landlord's judgment to prevent overloads of the mechanical or electrical systems of the Shopping Center.

      17. Landlord reserves the right to select the name of the Shopping Center and the buildings therein and to change any such name or names from time to time, and Tenant shall not refer to the Shopping Center and the buildings therein by any name other than: (i) the names as selected by Landlord (as same may be changed from time to time), or (ii) the postal address, approved by the United States Post Office. Tenant shall not use the name of the Shopping Center and the buildings therein in any respect other than as an address of its operation in the Shopping Center.

      18. Employees of Landlord shall not perform any work for Tenant nor be required to do anything outside of their regular duties.

      19. Tenant, its employees, agents, visitors and invitees shall not park any vehicles in the Shopping Center overnight or permit such person's vehicles to remain at the Shopping Center after Tenant's business hours.

      20. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of these Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Shopping Center.

      21. These Rules and Regulations are in addition to, and shall not be construed in any way to modify, alter or amend, in whole or part, the terms, covenants, agreements and conditions of Tenant's Lease of the Premises in the Shopping Center. In the event of a conflict between the terms of these Rules and Regulations and the terms of the Tenant's Lease, the Lease shall govern.

      22. Landlord reserves the right to amend these Rules and Regulations and to make additional Rules and Regulations.

                                  Schedule 1.5

                             Confirmation Agreement

This Confirmation Agreement is issued by the undersigned Landlord to Tenant on August 3, 2005. This Confirmation Agreement is issued pursuant to the Retail Lease dated July 19, 2005 for the Premises known as 2244-B Barranca Parkway, Irvine, CA.

      1. The Commencement Date is July 21, 2005, the date in which Landlord delivered the fully executed Retail Lease to Tenant.

      2.    The Expiration Date is July 30, 2008.

      3.    The square footage of the Premises is 2,375 square feet.

      4. Landlord delivered the Premises to Tenant on July 21, 2005. Operating Expenses shall occur the earlier of Store Opening or July 22, 2005. As Tenant did not open for business prior to July 22, 2005 all Operating Expenses shall commence as of July 22, 2005.

      5. The Term/Rent Commencement date is the earlier of Store Opening or July 22, 2005. As Tenant did not open for business prior to July 22, 2005, Base Rent (and all other Rents) shall commence as of July 22, 2005.

This Confirmation Agreement shall become binding pursuant to Section 1.5 of the Lease. This Confirmation Agreement does not otherwise modify the Lease.


LANDLORD:

VON KARMAN PLAZA, LLC,
a Delaware limited liability company

By: Harsch Investment Properties Management, LLC, its Manager
    ---------------------------------------------------------


TENANT:

TOP GROUP HOLDINGS, INC.,
a Delaware corporation